                                                                   EXHIBIT 10.25



ATTENTION: COUNTY CLERK - THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE MORTGAGES AND DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE OR DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE BORROWER (DEBTOR) AND LENDER (SECURED PARTY) ARE SET FORTH IN THIS INSTRUMENT

                                                   , as Grantor
                    -------------------------------
                                   (Borrower)

                                       and

                                                   , as Grantor
                    -------------------------------
                                   (Borrower)

                                       to

                                                   , as Trustee
                    -------------------------------
                                    (Trustee)

                               for the benefit of

                    THE CHASE MANHATTAN BANK, as Beneficiary
                                    (Lender)

                       -----------------------------------

                                DEED OF TRUST AND
                               SECURITY AGREEMENT

                       -----------------------------------

                           Dated:           May 2, 2000

                           Location:
                                     -----------------------

                                     -----------------------

                           County:
                                     -----------------------

                           PREPARED BY AND UPON
                           RECORDATION RETURN TO:
                           MESSRS. THACHER PROFFITT & WOOD & WOOD
                           Two World Trade Center
                           New York, New York 10048
                           Attention: Peter J. Mignone, Esq.
                           File No.: 86000-00686.

Article 1 - GRANTS OF SECURITY................................................2
         Section 1.1       PROPERTY MORTGAGED.................................2
         Section 1.2       ASSIGNMENT OF LEASES AND RENTS.....................6
         Section 1.3       SECURITY AGREEMENT.................................7
         Section 1.4       PLEDGE OF MONIES HELD..............................7
         Section 1.5       CONDITIONS TO GRANT................................7

Article 2 - DEBT AND OBLIGATIONS SECURED......................................7
         Section 2.1       DEBT.  ............................................7
         Section 2.2       OTHER OBLIGATIONS..................................8
         Section 2.3       DEBT AND OTHER OBLIGATIONS.........................8
         Section 2.4       PAYMENTS...........................................8

Article 3 - LOAN PARTY COVENANTS..............................................9
         Section 3.1       PAYMENT OF DEBT....................................9
         Section 3.2       INCORPORATION BY REFERENCE.........................9
         Section 3.3       INSURANCE..........................................9
         Section 3.4       PAYMENT OF TAXES, ETC.............................14
         Section 3.5       ESCROW FUND.......................................14
         Section 3.7       RESTORATION.......................................16
         Section 3.8       LEASES AND RENTS..................................20
         Section 3.9       MAINTENANCE AND USE OF PROPERTY...................20
         Section 3.10      WASTE.  ..........................................21
         Section 3.11      COMPLIANCE WITH LAWS..............................21
         Section 3.12      BOOKS AND RECORDS.................................22
         Section 3.13      PAYMENT FOR LABOR AND MATERIALS...................26
         Section 3.14      PERFORMANCE OF OTHER AGREEMENTS...................27
         Section 3.15      CHANGE OF NAME, IDENTITY OR STRUCTURE.............27
         Section 3.16      EXISTENCE.........................................27
         Section 3.17      MANAGEMENT AND FRANCHISE AGREEMENTS...............27
         Section 3.18      PRINCIPAL PLACE OF BUSINESS.......................30
         Section 3.19      TRADED SHARES.....................................30
         Section 3.20      NON-CONSOLIDATION OPINION.........................30
         Section 3.21      TERMINATION OF OPERATING LEASE.  .................30

Article 4 - SPECIAL COVENANTS................................................31
         Section 4.1       PROPERTY USE.  ...................................31
         Section 4.2       SINGLE PURPOSE ENTITY.  ..........................31
         Section 4.3       ERISA.............................................35
         Section 4.4       FF&E RESERVE.  ...................................35

Article 5 - REPRESENTATIONS AND WARRANTIES...................................36
         Section 5.1       WARRANTY OF TITLE.................................36
         Section 5.2       LEGAL STATUS AND AUTHORITY........................36
         Section 5.3       VALIDITY OF DOCUMENTS.  ..........................36
         Section 5.4       LITIGATION.  .....................................37

         Section 5.5       STATUS OF PROPERTY................................37
         Section 5.6       NO FOREIGN PERSON.  ..............................38
         Section 5.7       SEPARATE TAX LOT.  ...............................38
         Section 5.8       LEASES.  .........................................38
         Section 5.9       SOLVENCY..........................................39
         Section 5.10      BUSINESS PURPOSES.  ..............................39
         Section 5.11      TAXES.  ..........................................39
         Section 5.12      MAILING ADDRESS.  ................................39
         Section 5.13      NO CHANGE IN FACTS OR CIRCUMSTANCES.  ............39
         Section 5.14      DISCLOSURE.  .....................................40
         Section 5.15      THIRD PARTY REPRESENTATIONS.  ....................40
         Section 5.16      ILLEGAL ACTIVITY/FORFEITURE.......................40
         Section 5.17      PERMITTED EXCEPTIONS.  ...........................40
         Section 5.18      PRINCIPAL PLACE OF BUSINESS.  ....................40
         Section 5.19      ERISA.............................................40
         Section 5.20      FRANCHISE AGREEMENT.  ............................41
         Section 5.21      MANAGEMENT AGREEMENT..............................41
         Section 5.22      NON-CONSOLIDATION OPINION ASSUMPTIONS.  ..........41
         Section 5.23      FEDERAL RESERVE REGULATIONS.......................41
         Section 5.24      INVESTMENT COMPANY ACT.  .........................41

Article 6 - OBLIGATIONS AND RELIANCES........................................41
         Section 6.1       RELATIONSHIP OF THE LOAN PARTIES AND LENDER.  ....41
         Section 6.2       NO RELIANCE ON LENDER.  ..........................41
         Section 6.3       NO LENDER OBLIGATIONS.............................41
         Section 6.4       RELIANCE.  .......................................42

Article 7 - FURTHER ASSURANCES...............................................42
         Section 7.1       RECORDING OF SECURITY INSTRUMENT, ETC.  ..........42
         Section 7.2       FURTHER ACTS, ETC.  ..............................42
         Section 7.3       CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY
                           STAMP LAWS........................................43
         Section 7.4       ESTOPPEL CERTIFICATES.............................43
         Section 7.5       FLOOD INSURANCE.  ................................44
         Section 7.6       REPLACEMENT DOCUMENTS.  ..........................44

Article 8 - DUE ON SALE/ENCUMBRANCE..........................................45
         Section 8.1       TRANSFER DEFINITIONS.  ...........................45
         Section 8.2       NO SALE/ENCUMBRANCE...............................45
         Section 8.3       PERMITTED TRANSFERS.  ............................47
         Section 8.4       RESERVED..........................................48
         Section 8.5       LENDER'S RIGHTS.  ................................48

Article 9 - PREPAYMENT.......................................................49
         Section 9.1       PREPAYMENT.  .....................................49

Article 10 - DEFAULT.........................................................49
         Section 10.1      EVENTS OF DEFAULT.  ..............................49

Article 11 - RIGHTS AND REMEDIES.............................................51
         Section 11.1      REMEDIES.  .......................................51
         Section 11.2      APPLICATION OF PROCEEDS.  ........................54
         Section 11.3      RIGHT TO CURE DEFAULTS............................54
         Section 11.4      ACTIONS AND PROCEEDINGS.  ........................54
         Section 11.5      RECOVERY OF SUMS REQUIRED TO BE PAID.  ...........55
         Section 11.6      EXAMINATION OF BOOKS AND RECORDS.  ...............55
         Section 11.7      OTHER RIGHTS, ETC.................................55
         Section 11.8      RIGHT TO RELEASE ANY PORTION OF THE PROPERTY.  ...56
         Section 11.9      VIOLATION OF LAWS.  ..............................56
         Section 11.10     RIGHT OF ENTRY.  .................................56
         Section 11.11     SUBROGATION.......................................56
Article 12 - ENVIRONMENTAL HAZARDS...........................................56
         Section 12.1      ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES.  ...56
         Section 12.2      ENVIRONMENTAL COVENANTS.  ........................57
         Section 12.3      LENDER'S RIGHTS.  ................................58

Article 13 - INDEMNIFICATIONS................................................58
         Section 13.1      GENERAL INDEMNIFICATION.  ........................58
         Section 13.2      MORTGAGE AND/OR INTANGIBLE TAX.  .................59
         Section 13.3      DUTY TO DEFEND; LEGAL FEES AND OTHER
                           FEES AND EXPENSES.................................59
         Section 13.4      ENVIRONMENTAL INDEMNITY.  ........................59

Article 14 - WAIVERS.........................................................59
         Section 14.1      WAIVER OF COUNTERCLAIM.  .........................59
         Section 14.2      MARSHALLING AND OTHER MATTERS.  ..................59
         Section 14.3      WAIVER OF NOTICE.  ...............................60
         Section 14.4      WAIVER OF STATUTE OF LIMITATIONS.  ...............60
         Section 14.5      SOLE DISCRETION OF LENDER.  ......................60
         Section 14.6      WAIVER OF TRIAL BY JURY.  ........................60
         Section 14.7      WAIVER OF FORECLOSURE DEFENSE.  ..................60
         Section 14.7      SURETY WAIVERS.  .................................60

Article 15 - EXCULPATION.....................................................61
         Section 15.1      EXCULPATION.  ....................................61

Article 16 - NOTICES.........................................................61
         Section 16.1      NOTICES.  ........................................61

Article 17 - CHOICE OF LAW/SUBMISSION TO JURISDICTION........................62
         Section 17.1      CHOICE OF LAW.  ..................................62
         Section 17.2      PROVISIONS SUBJECT TO LAW.  ......................62
         Section 17.3      SUBMISSION TO JURISDICTION.  .....................63

Article 18 - SECONDARY MARKET................................................63

         Section 18.1      TRANSFER OF LOAN.  ...............................63
         Section 18.2      COOPERATION.  ....................................63
         Section 18.3      RESERVES/ESCROWS.  ...............................63

Article 19 - COSTS...........................................................63
         Section 19.1      PERFORMANCE AT BORROWER'S EXPENSE.  ..............63
         Section 19.2      LEGAL FEES FOR ENFORCEMENT.  .....................64

Article 20 - DEFINITIONS.....................................................64
         Section 20.1      GENERAL DEFINITIONS.  ............................64
         Section 20.2      HEADINGS, ETC.  ..................................65

Article 21 - MISCELLANEOUS PROVISIONS........................................65
         Section 21.1      NO ORAL CHANGE.  .................................65
         Section 21.2      LIABILITY.  ......................................65
         Section 21.3      INAPPLICABLE PROVISIONS.  ........................65
         Section 21.4      DUPLICATE ORIGINALS; COUNTERPARTS.  ..............65
         Section 21.5      NUMBER AND GENDER.  ..............................65
         Section 21.6      GUARANTORS AND INDEMNITORS.  .....................65

Article 22 - SPECIAL ______________ PROVISIONS...............................65

Article 23 - DEED OF TRUST PROVISIONS........................................65
         Section 23.1      CONCERNING THE TRUSTEE.  .........................65
         Section 23.2      TRUSTEE'S FEES.  .................................66
         Section 23.3      CERTAIN RIGHTS.  .................................66
         Section 23.4      RETENTION OF MONEY.  .............................66
         Section 23.5      PERFECTION OF APPOINTMENT.  ......................67
         Section 23.6      SUCCESSION INSTRUMENTS.  .........................67

Article 24 - OPERATING LEASE PROVISIONS......................................67
         Section 24.1      THE OPERATING LEASE.  ............................67
         Section 24.2      SUBLEASES.  ......................................67
         Section 24.3      NO MERGER OF FEE AND LEASEHOLD ESTATES; RELEASES. 68
         Section 24.4      SUBORDINATION/PURCHASE RIGHTS.....................68

         THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Security Instrument") is made as of the 2nd day of May, 2000, by _______________________, a Delaware __________, having its principal place of business at 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("Borrower") and _________________________________, a Delaware limited liability company, having its principal place of business at 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("Operating Tenant") (Borrower and Operating Tenant shall collectively and individually, as the context may require, be referred to herein as the "Loan Parties"), as grantors, to __________________________, having an address at __________________________________, as trustee ("Trustee"), for the benefit of THE CHASE MANHATTAN BANK, a New York banking corporation, having an address at 380 Madison Avenue, 10th Floor, New York, New York 10017, as beneficiary ("Lender").

                                    RECITALS:

         Borrower is the [fee] [leasehold] owner of the real property described in Exhibit A attached hereto (the "Land").

         Operating Tenant is the current owner of the leasehold estate in said real property created pursuant to that certain Lease Agreement by and between FLLP, as owner, and _______________, as tenant, dated _______________ (the
"Operating Lease").

         Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of $________________ in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

         Borrower desires to secure the payment of the Debt (defined in Article
2) and the performance of all of its obligations under the Note and the Other Obligations (defined in Article 2), and Operating Tenant has agreed to encumber its leasehold estate in the Property (as defined below) as additional security therefor.

                         Article 1 - GRANTS OF SECURITY

         Section 1.1 PROPERTY MORTGAGED.

                  (A) Loan Parties do hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee, its successors and assigns, for the benefit of Lender, and grant a security interest to Lender and Trustee in the Operating Lease and the leasehold estate created thereby in the Land;

                  (B) Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee, its successors and assigns, for the benefit of Lender, and grant a security interest to Lender in all right, title, interest and fee estate of Borrower, now owned or hereafter acquired in and to the Land;

         TOGETHER WITH all right, title, interest and estate of the Loan Parties now owned or hereafter acquired, in and to the following property, rights, interests and estate (the foregoing fee and leasehold interests in the Land together with the following property, rights, interests and estates being hereinafter collectively referred to as the "Property"):

                  (a) Operating Lease. The Operating Lease and the leasehold estate created thereby;

                  (b) Assignments/Modifications. All assignments, modifications, extensions and renewals of the Operating Lease and all credits, deposits, options, privileges and rights of Operating Tenant as tenant under the Operating Lease, including, but not limited to, rights of first refusal, if any, and the right, if any, to renew or extend the Operating Lease for a succeeding term or terms, and also including all the right, title, claim or demand whatsoever of Operating Tenant either in law or in equity, in possession or expectancy, of, in and to Lender's right, as tenant under the Operating Lease, to elect under
         Section 365(h)(1) of the Bankruptcy Code, Title 11 U.S.C.A. Section 101 et seq. (the "Bankruptcy Code") to terminate or treat the Operating Lease as terminated in the event (i) of the bankruptcy, reorganization or insolvency of the Borrower, and (ii) the rejection of the Operating Lease by the Borrower, as debtor in possession, or by a trustee for the Borrower, pursuant to Section 365 of the Bankruptcy Code;

                  (c) Additional Land. All additional lands, estates and development rights hereafter acquired by the Loan Parties for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

                  (d) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

                  (e) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and/or the Improvements, including, but not limited to, those arising under and by virtue of the Operating Lease, and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of the Loan Parties of, in and to the Land and/or the Improvements, including, but not limited to, those arising under and by virtue of the Operating Lease, and every part and parcel thereof, with the appurtenances thereto;

                  (f) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications, elevator fixtures, inventory and goods), inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor (including, but not limited to, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, silverware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment and other tangible property of every kind and nature whatsoever owned by the Loan Parties, or in which the Loan Parties have or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by the Loan Parties, or in which the Loan Parties have or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements (hereinafter collectively called the "Personal Property"), including the right, title and interest of the Loan Parties in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of all of the above;

                  (g) Leases and Rents. All leases (including the Operating Leases), subleases, rental agreements, registration cards and agreements, if any, and other agreements whether or not in writing affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against the Loan Parties of any petition for relief under Creditors Rights Laws (defined in Article 10) (the "Leases") and all right, title and interest of the Loan Parties' successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees' obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues, registration fees, if any, and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, all income, rents, room rates, issues, profits, revenues, deposits, accounts and other benefits from the operation of the hotel on the Land and/or the Improvements, including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, mini-bars, meeting rooms, banquet rooms and recreational facilities and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of the Land and/or Improvements, or personalty located thereon, or rendering of services by the Loan Parties or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others including, without limitation, from the rental of any office space, retail space, commercial space, guest room or other space, halls, stores or offices, including any deposits securing reservations of such space, exhibit or sales space of every kind, license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance relating to the use, enjoyment or occupancy of the Land and/or the Improvements whether paid or accruing before or after the filing by or against the Loan Parties of any petition for relief under Creditors Rights Laws (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                  (h) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Land, the Improvements, the Personal Property and other collateral granted under this Section 1.1, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

                  (i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Land, the Improvements, the Personal Property and other collateral granted under this Section 1.1, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

                  (j) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Land, the Improvements, the Personal Property and other collateral granted under this Section 1.1 as a result of tax certiorari or any applications or proceedings for reduction;

                  (k) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

                  (l) Rights. The right, in the name and on behalf of the Loan Parties to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Land, the Improvements, the Personal Property and other collateral granted under this Section 1.1;

                  (m) Agreements. Except for the Franchise Agreement (defined below), all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof, including, without limitation, the right, upon the occurrence and during the continuance of an Event of Default (defined in Article
         10) to receive and collect any sums payable to the Loan Parties thereunder;

                  (n) Intangibles. All trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records, tenant or guest lists, advertising materials, telephone exchange numbers identified in such materials and all other general intangibles relating to or used in connection with the operation of the Land, the Improvements and the Personal Property;

                  (o) Accounts Receivables. All right, title and interest of the Loan Parties arising from the operation of the Land and the Improvements in and to all payments for goods or property sold or leased or for services rendered, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper, (hereinafter referred to as "Accounts Receivable") including, without limiting the generality of the foregoing, (i) all accounts, contract rights, book debts, and notes arising from the operation of a hotel on the Land and the Improvements or arising from the sale, lease or exchange of goods or other property and/or the performance of services,
         (ii) the Loan Parties' rights to payment from any consumer credit/charge card organization or entities which sponsor and administer such cards as the American Express Card, the Visa Card and the Mastercard, (iii) the Loan Parties' rights in, to and under all purchase orders for goods, services or other property, (iv) the Loan Parties' rights to any goods, services or other property represented by any of the foregoing, (v) monies due to or to become due to the Loan Parties' under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of the Loan Parties) and (vi) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing. Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom;

                  (p) Accounts. All reserves, escrows and deposit accounts maintained by the Loan Parties with respect to the Property including, without limitation, any lockbox account and cash management account, and all securities, investments, property and financial assets held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof; and

                  (q) Other Rights. Any and all other rights of the Loan Parties in and to the items set forth in Subsections (a) through (p) above.

         Section 1.2 ASSIGNMENT OF LEASES AND RENTS. The Loan Parties hereby absolutely and unconditionally assign to Lender and Trustee the Loan Parties' right, title and interest in and to all current and future Leases and Rents, which assignment is more particularly set forth in that certain Assignment of Leases and Rents dated as of the date hereof and recorded simultaneously herewith. It is intended by the Loan Parties that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Sections 3.8 and 11.1(h), Lender grants to the Loan Parties a revocable license to collect and receive the Rents. Borrower shall hold a portion of the Rents sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

         Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of the Loan Parties in the Property. By executing and delivering this Security Instrument, the Loan Parties hereby grant to Lender and Trustee, as security for the Obligations (defined in Section 2.3), a security interest in the Personal Property and other collateral given as security for the Obligations (whether denominated as part of the Property or otherwise) to the extent that under applicable law the same would be governed by the Uniform Commercial Code (collectively, "UCC Collateral") to the full extent that the Personal Property and other UCC Collateral may be subject to the Uniform Commercial Code.

         Section 1.4 PLEDGE OF MONIES HELD. The Loan Parties hereby pledge to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (defined in Section 3.7) and any accounts established pursuant to that certain FF&E Reserve and Security Agreement dated as of the date hereof between Borrower and Lender (the "FF&E Reserve") and that certain Reserve and Security Agreement dated as of the date hereof between Borrower and Lender (the "Cash Reserve"), as additional security for the Obligations until expended or applied as provided in this Security Instrument, the FF&E Reserve and the Cash Reserve, as applicable.

         Section 1.5 CONDITIONS TO GRANT. TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Lender and to the use and benefit of Lender and Trustee, and for their successors and assigns forever;

         IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument.

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall perform the Other Obligations as set forth in this Security Instrument and shall comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

                    Article 2 - DEBT AND OBLIGATIONS SECURED

         Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the payment of the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

                  (a) the indebtedness evidenced by the Note in lawful money of the United States of America;

                  (b) interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents (defined in Section 3.2);

                  (c) the Default Consideration (defined in the Note), if any;

                  (d) all other monies agreed or provided to be paid to Lender pursuant to the Note, this Security Instrument or the Other Security Documents;

                  (e) all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

                  (f) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, and payable pursuant to the Note, this Security Instrument or the Other Security Documents.

         Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of the following (the "Other Obligations"):

                  (a) all other obligations of the Loan Parties contained herein;

                  (b) each obligation of the Loan Parties contained in the Note and in the Other Security Documents; and

                  (c) each obligation of the Loan Parties contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.

         Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the Loan Parties' performance of the Other Obligations shall be referred to collectively as the "Obligations."

         Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks; provided, however, Lender shall not be required to accept payment for any Obligation in cash. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

                        Article 3 - LOAN PARTY COVENANTS

         Borrower and Operating Tenant, as applicable, covenant and agree that:

         Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

         Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed and delivered by the Loan Parties and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note or are otherwise executed and delivered in connection with the Loan (hereinafter defined; such other documents, together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof, the "Other Security Documents") are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         Section 3.3 INSURANCE.

                  (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for the Loan Parties and the Property providing at least the following coverages:

                           (i) insurance with respect to the Improvements and
                  the Personal Property insuring against any peril now or hereafter included within the classification "All Risk" or "Special Perils", in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of $25,000 (provided, however, if flood insurance is required pursuant to Subsection 3.3(a)(vii) of this Security Instrument, the deductible for this type of insurance only shall not exceed $100,000); and (D) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

                           (ii) commercial general liability insurance against
                  all claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, including "Dram Shop" or other liquor liability coverage if alcoholic beverages are sold from or may be consumed at the Property, such insurance (A) to be on the so-called "occurrence" form with a general aggregate limit of not less than $6,000,000 and a per occurrence limit of not less than $6,000,000; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in Article 13 hereof to the extent the same is available;

                           (iii) loss of rents and/or business interruption
                  insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection 3.3(a)(i); (C) in an amount equal to the actual loss sustained (i) if a Casualty Restoration has been commenced within the twelve (12) month period following the date of the loss, from the date of the loss through and including the date occurring twelve (12) months following the date in which the Property has been restored as nearly as possible to the condition the Property was in immediately prior to the loss or (ii) if a Casualty Restoration has not been commenced within the twelve (12) month period following the date of the loss, during the twelve (12) month period following the date of the loss; and (D) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and the Personal Property has been repaired, the continued loss of income will be insured until such income returns to the same level it was prior to the loss, or the expiration of eighteen (18) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. All insurance proceeds payable to Lender pursuant to this Subsection shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such loss of rents and/or business interruption insurance;

                           (iv) at all times during which structural
                  construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.3(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.3(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                           (v) to the extent required by law, workers'
                  compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                           (vi) comprehensive boiler and machinery insurance, if
                  applicable, in amounts as shall be reasonably required by Lender;

                           (vii) if any portion of the Improvements is at any
                  time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "Flood Insurance Acts"), flood hazard insurance in an amount equal to the lesser of (A) the principal balance of the Note, and (B) the maximum limit of coverage available for the Property under the Flood Insurance Acts;

                           (viii) earthquake, sinkhole and mine subsidence
                  insurance, if required in amounts, form and substance satisfactory to Lender, provided that the insurance pursuant to this Subsection (viii) shall be on terms consistent with the all risk insurance policy required under Section 3.3(a)(i). Lender acknowledges that such insurance is not required as of the date hereof;

                           (ix) to the extent Borrower or Operating Tenant
                  employs or retains any Employees and Agents (defined below), a blanket fidelity bond and errors and omissions insurance coverage insuring against losses resulting from dishonest or fraudulent acts committed by (A) Borrower's or Operating Tenant's personnel; (B) any employees of outside firms that provide appraisal, legal, data processing or other services for Borrower or Operating Tenant or (C) temporary contract employees or student interns (each of the foregoing, the "Employees and Agents");

                           (x) umbrella liability insurance in an amount not
                  less than Twenty-Five Million and No/100 Dollars ($25,000,000.00) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above; and

                           (xi) such other insurance and in such amounts as are
                  required pursuant to the Franchise Agreement (hereinafter defined) or as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

                  (b) All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), in such forms and, from time to time after the date hereof, in such amounts as may be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized and admitted to do business in the state in which the Property is located and approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of VIII or better by A.M. Best Company, Inc., and a claims paying ability/financial strength rating of "AA-" (or its equivalent) or better by at least two (2) of the rating agencies which have assigned a rating to the Securities (each, a "Rating Agency") (one of which will be Standard & Poor's Rating Group if they are rating the Securities and one of which shall be

         Moody's Investors Service, Inc. if they are rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency (each such insurer shall be referred to below as a "Qualified Insurer"). Notwithstanding the foregoing, the insurance company providing the insurance required under Subsection 3.3(a)(ii) above may have a claims paying ability/financial strength rating of "A+" (or its equivalent) by at least two (2) Rating Agencies, provided that such insurance company shall have a financial class of XV or better as determined by A.M. Best Company, Inc. Not less than twenty
         (20) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.3(a), Borrower shall deliver certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the original Policies within ten
         (10) days after the issuance of said Policies. Without limiting the foregoing, in the event Borrower has obtained any Blanket Policy (defined below) in accordance with the provisions of Subsection 3.3(c), then Borrower shall be obligated to deliver Lender certified copies of each such Blanket Policy in lieu of the original Blanket Policy.

                  (c) Except to the extent required pursuant to Section 3.3(a) hereof, Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy (each, a "Blanket Policy") unless, in each case, such Policy is approved in advance in writing by Lender and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.3(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.3(a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.3(a). Notwithstanding Lender's approval of any umbrella or blanket liability or casualty Policy hereunder, Lender reserves the right, in its sole discretion, to require Borrower to obtain a separate Policy in compliance with this Section 3.3.

                  (d) All Policies of insurance provided for or contemplated by Subsection 3.3(a), except for the Policy referenced in Subsection 3.3(a)(v), shall name Lender, Borrower and Operating Tenant as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

                  (e) All Policies of insurance provided for in Subsection 3.3(a) shall contain clauses or endorsements to the effect that:

                           (i) no act or negligence of the Loan Parties, or
                  anyone acting for the Loan Parties, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                           (ii) the Policy shall not be materially changed
                  (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Lender and any other party named therein as an insured; and

                           (iii) each Policy shall provide that the issuers
                  thereof shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

                           (iv) Lender shall not be liable for any Insurance
                  Premiums thereon or subject to any assessments thereunder.

                  (f) Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

                  (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, after notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such missing insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Article 4 of the Note; provided, however, in the event that any insurance required hereunder is not in full force and effect, Lender shall not be obligated to provide any notice to the Loan Parties before obtaining such insurance.

                  (h) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, the Loan Parties shall give prompt notice of such damage to Lender and, provided the Insurance Proceeds (as defined below) have been made available to Borrower for repair and restoration pursuant to the terms of Section 3.7 hereof, shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Casualty Restoration") and otherwise in accordance with Section 3.7 of this Security Instrument. Provided the Insurance Proceeds have been made available to Borrower for the Casualty Restoration pursuant to the terms of Section 3.7 hereof, Borrower shall pay all costs of such Casualty Restoration whether or not such costs are covered by insurance. Notwithstanding anything to the contrary contained in this Subsection, Borrower shall not be obligated to notify Lender of any damage to the Property which shall cost less than $25,000.00 to repair or restore.

                  (i) In the event of a foreclosure of the Security Instrument or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of the Loan Parties in and to the Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest exclusively in Lender or the purchaser at such foreclosure or other transferee in the event of such other transfer of title.

         Section 3.4 PAYMENT OF TAXES, ETC.

                  (a) Borrower shall promptly pay or cause to be paid by their due date all taxes and other governmental impositions, including, without limitation, assessments, water rates, sewer rents, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), not paid from the Escrow Fund, all ground rents payable under the Operating Lease, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                  (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from the Loan Parties and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, and (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, or Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon, taking into consideration the amount in the Escrow Fund available for payment of Taxes.

         Section 3.5 ESCROW FUND. In addition to the initial deposits with respect to Taxes and, if applicable, Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, Borrower shall pay, or shall cause to be paid, to Lender on the tenth day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or reasonably estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) at the option of Lender, if the liability or casualty Policy maintained by Borrower covering the Property shall not constitute an approved blanket or umbrella Policy pursuant to Subsection 3.3(c) hereof, or Lender shall require Borrower to obtain a separate Policy pursuant to Subsection 3.3(c) hereof, one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). In the event Lender shall elect to collect payments in escrow for Insurance Premiums, Borrower shall pay to Lender an initial deposit to be determined by Lender, in its sole discretion, to increase the amounts in the Escrow Fund to an amount which, together with anticipated monthly escrow payments, shall be sufficient to pay all Insurance Premiums and Taxes as they become due. Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Provided there are sufficient amounts in the Escrow Fund and no Event of Default exists, Lender shall be obligated to pay the Taxes and Insurance Premiums as they become due on their respective due dates on behalf of Borrower by applying the Escrow Fund to the payment of such Taxes and Insurance Premiums. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall reasonably estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Unless otherwise required by applicable state or federal law, no earnings or interest on the Escrow Fund shall be payable to the Loan Parties.

         Section 3.6 CONDEMNATION. The Loan Parties shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), and whether or not any award or payment made in any condemnation or eminent domain proceeding affecting the Property (an "Award") is made available to the Loan Parties for Restoration in accordance with Section 3.7, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. The Loan Parties shall cause the Award made in any condemnation or eminent domain proceeding, which is payable to the Loan Parties, to be paid directly to Lender. Lender may apply any Award to the reduction or discharge of the Debt whether or not then due and payable. In the event that the Property or any portion thereof is taken by any condemning authority, Borrower shall promptly (i) proceed to restore, repair, replace or rebuild the Property or (ii) cause the Property to be restored, repaired, replaced or rebuilt, in a workmanlike manner to the extent practicable to be of at least equal value and substantially the same character as prior to such condemnation or eminent domain proceeding (the "Condemnation Restoration"; the Condemnation Restoration and the Casualty Restoration are collectively hereinafter referred to as the "Restoration"). If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

         Section 3.7 RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

                  (a) If the Net Proceeds (defined below) shall be less than$150,000.00 and the costs of completing the Restoration shall be less than $150,000.00, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 3.7(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

                  (b) If the Net Proceeds are equal to or greater than $150,000.00 or the costs of completing the Restoration are equal to or greater than $150,000.00, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 3.7(b). The term "Net Proceeds" for the purposes of this Section shall mean: (1) the net amount of all insurance proceeds received by Lender pursuant to Sections 3.3(a)(i), (iv), (vi), (vii), (viii) and, as applicable, (xi) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable legal fees), if any, in collecting same ("Insurance Proceeds") or (2) the net amount of the Award received by Lender, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable legal fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be.

                           (i) The Net Proceeds shall be made available to
                  Borrower for the Restoration provided that each of the following conditions are met:

                                    (A) no Event of Default shall have occurred
                           and be continuing under the Note, this Security Instrument or any of the Other Security Documents;

                                    (B) (1) in the event the Net Proceeds are
                           Insurance Proceeds, less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Property has been taken, such land is located along the perimeter or periphery of the Property, no portion of the Improvements is located on such land and such taking does not materially impair the existing access to the Property;

                                    (C) Intentionally omitted;

                                    (D) Borrower shall commence the Restoration
                           as soon as reasonably practicable (but in no event later than thirty (30) days after such damage, destruction or taking occurs) and shall diligently pursue the same to satisfactory completion;

                                    (E) Lender shall be satisfied that any
                           operating deficits which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.3(a)(iii), or (3) by other funds of Borrower;

                                    (F) Lender shall be satisfied that, upon the
                           completion of the Restoration, the gross cash flow and the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note at a coverage ratio (after deducting all required reserves as required by Lender from net operating income) of at least 1.10 to 1.0, which coverage ratio shall be determined by Lender in its sole and absolute discretion on the basis of the Applicable Interest Rate (as defined in the Note);

                                    (G) Lender shall be satisfied that the
                           Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date (as defined in the Note), (2) eighteen
                           (18) months after the occurrence of such fire or other casualty or taking, (3) the date required for such completion pursuant to the Franchise Agreement or (4) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or taking;

                                    (H) Borrower shall execute and deliver to
                           Lender a completion guaranty in form and substance satisfactory to Lender and its counsel pursuant to the provisions of which Borrower shall guaranty to Lender the lien-free completion by Borrower of the Restoration in accordance with the provisions of this Subsection 3.7(b);

                                    (I) the Property and the use thereof after
                           the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations;

                                    (J) the Restoration shall be done and
                           completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws (defined below)) and in accordance with the terms and conditions of the Franchise Agreement; and

                                    (K) the Franchise Agreement is not
                           terminated as a result of such casualty.

                           (ii) The Net Proceeds shall be held by Lender and,
                  until disbursed in accordance with the provisions of this Subsection 3.7(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

                           (iii) All plans and specifications required in
                  connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Restoration Consultant"). In the event an Event of Default has occurred and is continuing under the Note, the Security Instrument or the Other Security Documents, Lender shall have the right to use the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Restoration Consultant. All costs and expenses reasonably incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable legal fees and disbursements and the Restoration Consultant's fees, shall be paid by Borrower.

                           (iv) In no event shall Lender be obligated to make
                  disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Restoration Consultant, minus the Restoration Retainage. The term "Restoration Retainage" as used in this Subsection 3.7(b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Restoration Consultant, until such time as the Restoration Consultant certifies to Lender that Net Proceeds representing 50% of the required Restoration have been disbursed. There shall be no Restoration Retainage with respect to costs actually incurred by Borrower for work in place in completing the last 50% of the required Restoration. The Restoration Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 3.7(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Restoration Retainage shall not be released until the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 3.7(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Restoration Retainage, provided, however, that Lender will release the portion of the Restoration Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Restoration Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Restoration Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                           (v) Lender shall not be obligated to make
                  disbursements of the Net Proceeds more frequently than once every calendar month.

                           (vi) If at any time the Net Proceeds or the
                  undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Restoration Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") in immediately available funds with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 3.7(b) shall constitute additional security for the Obligations.

                           (vii) The excess, if any, of the Net Proceeds and the
                  remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 3.7(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

                  (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 3.7(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

         Section 3.8 LEASES AND RENTS. Upon request, the Loan Parties shall furnish Lender with executed copies of all Leases. In addition, all renewals of Leases and all proposed future Leases shall provide for rental rates and terms comparable to existing local market rates and terms and shall be arms-length transactions with bona fide, independent third party tenants. Any proposed future Major Lease (defined below) and renewals of existing Major Leases, if any, shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. Any proposed future Major Lease or renewal of any existing Major Lease that has not been approved by Lender and its counsel shall be void and of no force and effect. All future Leases shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attorn to Lender. The Loan Parties (i) shall observe and perform all the obligations imposed upon the lessor under the Leases (except that with respect to the Operating Lease, the Operating Tenant shall observe and perform all of the obligations imposed upon lessee) and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which the Loan Parties shall send or receive thereunder; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, excluding the Operating Lease; provided, however, that the Loan Parties shall not be entitled to terminate a Major Lease without the prior written consent of Lender; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; (vi) shall not alter, modify or change the financial or other material terms of any Major Leases without the prior written consent of Lender, or cancel or terminate any Major Lease or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of or a termination or diminution of the obligations of, lessees thereunder; (vii) shall not alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to any of the Major Leases (the "Lease Guaranty") or cancel or terminate such Lease Guaranty without the prior written consent of Lender; and (viii) shall not consent to any assignment of or subletting under any Major Leases not in accordance with their terms (or with respect to the Operating Lease, assign its interest thereunder or sublet any interest thereunder unless in accordance with the terms of this Section 3.8), without the prior written consent of Lender. The term "Major Lease" shall mean (i) the Operating Lease and (ii) any Lease which
(A) provides for rental income representing ten percent (10%) or more of the total income for the Property or (B) covers ten percent (10%) or more of the total space at the Property, in the aggregate.

         Section 3.9 MAINTENANCE AND USE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair and in the condition required under the Franchise Agreement. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in
Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. The Loan Parties shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, the Loan Parties will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender.

         Section 3.10 WASTE. The Loan Parties shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. The Loan Parties will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

         Section 3.11 COMPLIANCE WITH LAWS.

                  (a) The Loan Parties shall promptly comply with all Applicable Laws (defined in Section 20.1) affecting the Property, or the use thereof, including all Environmental Laws.

                  (b) Borrower shall from time to time, upon Lender's reasonable request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

                  (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, the Loan Parties shall not alter the Property in any manner which would materially increase the Loan Parties' responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by the Loan Parties or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

                  (d) The Loan Parties shall give prompt notice to Lender of the receipt by the Loan Parties of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

                  (e) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Property, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents; (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (iv) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor the Loan Parties shall be affected in any material adverse way as a result of initiating or prosecuting such proceeding; (v) either non-compliance with the Applicable Laws shall not impose civil or criminal liability on Borrower or Lender or Borrower shall comply with the Applicable Laws during the pendency of the proceeding; (vi) Borrower shall have furnished the security as may be required in the proceeding or by Lender to ensure compliance by Borrower with the Applicable Laws and (vii) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

         Section 3.12 BOOKS AND RECORDS.

                  (a) The Loan Parties and any Guarantors (defined in Subsection 10.1(e)) and Indemnitor(s) (defined in Section 13.4), if any, shall keep adequate books and records of account in accordance with generally accepted accounting principals ("GAAP") or the Uniform System of Accounts for the Lodging Industry as approved by the American Hotel and Motel Association (as in effect from time to time) (the "Uniform System of Accounts"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and shall furnish to
         Lender:

                           (i) in the event all leases at the Property
                  (excluding the Operating Lease) in the aggregate (A) provide for rental income representing ten percent (10%) or more of the total income for the Property or (B) cover ten percent (10%) or more of the total space at the Property, quarterly certified rent rolls signed and dated by the Loan Parties, detailing the names of all tenants of the Improvements under any Major Lease, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, the extent to which any tenant is in default under any Lease, and any other information as is reasonably required by Lender (the "Rent Rolls"), within twenty (20) days after the end of each calendar quarter; provided, however, that Lender may demand at any time that the Loan Parties furnish to Lender certified Rent Rolls for any given month(s);

                           (ii) quarterly operating statements of the Property,
                  prepared and certified by the respective Loan Parties in the form reasonably required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements for that quarter and containing appropriate year to date information, within thirty (30) days after the end of each fiscal quarter; provided, however, that with respect to the fourth fiscal quarter only, said statements shall be furnished to Lender within forty-five (45) days after the end of the said quarter;

                           (iii) a quarterly comparison of the budgeted total
                  income and total expenses to the actual total income and total expenses for the subject quarter with a detailed explanation of any material variances reasonably determined by Lender between budgeted and actual amounts for such quarter and a report of occupancy for the subject quarter including an average daily room rate, occupancy rates and room revenues, within thirty (30) days after the end of each fiscal quarter; provided, however, that with respect to the fourth fiscal quarter only, said comparison shall be furnished to Lender within forty-five
                  (45) days after the end of the said quarter;

                           (iv) an annual comparison of the budgeted total
                  income and total expenses to the actual total income and total expenses with a detailed explanation of any material variances reasonably determined by Lender between budgeted and actual amounts for such year and an annual occupancy report including an average daily room rate, occupancy rates and room revenues, within ninety (90) days after the close of each fiscal year of the Loan Parties;

                           (v) an annual operating statement of the Property
                  detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by the respective Loan Parties in the form reasonably required by Lender, or if required (a) by Lender after the occurrence of an Event of Default under the Note, this Security Instrument or the Other Security Documents or (b) for Lender to comply with Regulation S-X of the federal securities laws, an audited annual operating statement prepared and certified by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of the applicable Loan Parties;

                           (vi) an annual balance sheet and profit and loss
                  statement of the Loan Parties, any Guarantors and any Indemnitor(s) in the form reasonably required by Lender, prepared and certified by the respective the Loan Parties, Guarantors and/or Indemnitor(s), or if required (a) by Lender after the occurrence of an Event of Default under the Note, this Security Instrument or the Other Security Documents or
                  (b) for Lender to comply with Regulation S-X of the federal securities laws, audited financial statements prepared by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of the applicable Loan Party, Guarantors and Indemnitor(s), as the case may be; and

                           (vii) an annual operating budget presented on a
                  monthly basis consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all known proposed capital replacements and improvements as prepared and delivered by Franchisor (defined below) pursuant to the Management Agreement, but in no event after the start of each fiscal year.

                  (b) Upon request from Lender, the Loan Parties, any Guarantor and any Indemnitor shall furnish in a timely manner to Lender:

                           (i) a property management report containing any such
                  information requested by Lender from time to time, certified by the respective Loan Parties (or an officer, general partner, member or principal of such Loan Party if such Loan Party is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

                           (ii) an accounting of all security deposits held in
                  connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

                  (c) The Loan Parties, any Guarantor and any Indemnitor shall furnish Lender with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

                  (d) The Loan Parties, any Guarantor and any Indemnitor shall furnish to Lender and its agents convenient facilities for the examination and audit of any such books and records.

                  (e) Any reports, statements or other information required to be delivered under this Security Instrument shall be delivered in paper form and in the event that Lender requires financial statements in connection with subsection (f) below because the Loan together with any Affiliated Loans (defined below) equal or exceed 20% of the aggregate principal amount of all mortgage loans included in a Securitization (defined below), the Loan Parties shall deliver such reports, statements and other information (i) on a diskette, and (ii) if requested by Lender and within the capabilities of the applicable Loan Party's data systems without change or modification thereto, in electronic form and prepared using Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

                  (f) If requested by Lender, the Loan Parties shall provide Lender, promptly upon request, with the following financial statements if, at the time a preliminary or final prospectus, prospectus supplement, private placement memorandum, offering circular or other offering document (the "Disclosure Document") is being prepared for a Securitization, it is expected that the principal amount of the Loan together with any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan together with any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a Securitization does, equal or exceed 20% of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization:

                           (i) A balance sheet with respect to the Property for
                  the two most recent fiscal years, meeting the requirements of
                  Section 210.3-01 of Regulation S-X of the Securities Act and statements of income and statements of cash flows with respect to the Property for the three most recent fiscal years, meeting the requirements of Section 210.3-02 of Regulation S-X, and, to the extent that such balance sheet is more than 135 days old as of the date of the document in which such financial statements are included, interim financial statements of the Property meeting the requirements of Section 210.3-01 and 210.3-02 of Regulation S-X (all of such financial statements, collectively, the "Standard Statements"); provided, however, that with respect to a Property (other than properties that are hotels, nursing homes, or other properties that would be deemed to constitute a business and not real estate under Regulation S-X or other legal requirements) that has been acquired by the Loan Parties from an unaffiliated third party (such Property, "Acquired Property"), as to which the other conditions set forth in Section 210.3-14 of Regulation S-X for provision of financial statements in accordance with such Section have been met, in lieu of the Standard Statements otherwise required by this section, the Loan Parties shall instead provide the financial statements required by such
                  Section 210.3-14 of Regulation S-X ("Acquired Property Statements").

                           (ii) Not later than 30 days after the end of each
                  fiscal quarter following the date hereof, a balance sheet of the Property as of the end of such fiscal quarter, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for the period commencing following the last day of the most recent fiscal year and ending on the date of such balance sheet and for the corresponding period of the most recent fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X (provided, that if for such corresponding period of the most recent fiscal year Acquired Property Statements were permitted to be provided hereunder pursuant to subsection (i) above, the Loan Parties shall instead provide Acquired Property Statements for such corresponding period).

                           (iii) Not later than 75 days after the end of each
                  fiscal year following the date hereof, a balance sheet of the Property as of the end of such fiscal year, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the Property for such fiscal year, meeting the requirements of
                  Section 210.3-02 of Regulation S-X.

                           (iv) Within ten business days after notice from the
                  Lender in connection with the Securitization of this Loan, such additional financial statements, such that, as of the date (each an "Offering Document Date") of each Disclosure Document, the Loan Parties shall have provided Lender with all financial statements as described in subsection (f)(i) above; provided that the fiscal year and interim periods for which such financial statements shall be provided shall be determined as of such Offering Document Date.

                  (g) If requested by Lender, the Loan Parties shall provide Lender, promptly upon request, with summaries of the financial statements referred to in Section 3.12(f) hereof if, at the time a Disclosure Document is being prepared for a Securitization, it is expected that the principal amount of the Loan and any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan and any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a Securitization does, equal or exceed 10% (but is less than 20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in a Securitization. Such summaries shall meet the requirements for "summarized financial information," as defined in Section 210.1-02(bb) of Regulation S-X, or such other requirements as may be determined to be necessary or appropriate by Lender.

                  (h) All financial statements provided by the Loan Parties hereunder pursuant to Section 3.12(f) and (g) hereof shall be prepared in accordance with GAAP, and shall meet the requirements of Regulation S-X and other applicable legal requirements. All financial statements referred to in Subsections 3.12(f)(i) and 3.12(f)(iii) above shall be, if required by Lender, audited by independent accountants of the Loan Parties acceptable to Lender in accordance with Regulation S-X and all other applicable legal requirements, shall be accompanied by the manually executed report of the independent accountants thereon, which report shall meet the requirements of Regulation S-X and all other applicable legal requirements, and shall be further accompanied by a manually executed written consent of the independent accountants, in form and substance acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document and any Exchange Act Filing and to the use of the name of such independent accountants and the reference to such independent accountants as "experts" in any Disclosure Document and Exchange Act Filing (as defined below), all of which shall be provided at the same time as the related financial statements are required to be provided. All financial statements (audited or unaudited) provided by the Loan Parties under this Section
         3.12 shall be certified by the chief financial officer or administrative member of the respective Loan Parties, which certification shall state that such financial statements meet the requirements set forth in the first sentence of this Section 3.12(h).

                  (i) If requested by Lender, the Loan Parties shall provide Lender, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information, as Lender shall determine to be required pursuant to Regulation S-X or any amendment, modification or replacement thereto or other legal requirements in connection with any Disclosure Document or any filing under or pursuant to the Exchange Act in connection with or relating to a Securitization (hereinafter an "Exchange Act Filing") or as shall otherwise be reasonably requested by the Lender.

                  (j) In the event Lender determines, in connection with a Securitization, that the financial statements required in order to comply with Regulation S-X or other legal requirements are other than as provided herein, then notwithstanding the provisions of Section 3.12(f), (g) and (h) hereof, Lender may request, and the Loan Parties shall promptly provide, such combination of Acquired Property Statement and/or Standard Statements or such other financial statements as Lender determines to be necessary or appropriate for such compliance.

                  (k) The term "Affiliated Loans" shall mean a loan made by Lender to a parent, subsidiary or such other entity affiliated with the Loan Parties any Indemnitor or any Guarantor. The term "Securitization" shall mean the sale or transfer of the whole Loan, the granting of Participations, or the issuance of mortgage pass-through certificates or other Securities evidencing a beneficial interest in a rated or unrated public offering or private placement.

                  Section 3.13 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay or cause to be paid when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit or cause to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit or cause to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

         Section 3.14 PERFORMANCE OF OTHER AGREEMENTS. Each Loan Party shall observe and perform each and every term to be observed or performed by such Loan Party pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by such Loan Party to Lender for the purpose of further securing an Obligation and any amendments, modifications or changes thereto.

         Section 3.15 CHANGE OF NAME, IDENTITY OR STRUCTURE. Except as may be permitted under Article 8 hereof, the Loan Parties will not change their respective name, identity (including its trade name or names) or, if not an individual, their respective corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in their respective structure, without first obtaining the prior written consent of Lender.

         Section 3.16 EXISTENCE. The Loan Parties will continuously maintain their respective (a) existence and shall not dissolve or permit their dissolution, (b) rights to do business in the state where the Property is located and (c) franchises and trade names, if any.

         Section 3.17 MANAGEMENT AND FRANCHISE AGREEMENTS.

                  (a) The Improvements are operated under the terms and conditions of that certain Management Agreement dated ________________ between ________________, as assigned to Operating Tenant, and Promus Hotels, Inc., a Delaware corporation (the "Franchisor"), as successor-in-interest to Embassy Suites, Inc., a Delaware corporation (hereinafter, together with any renewals or replacements thereof, being referred to as the "Management Agreement"), which Management Agreement has been approved by Lender. Operating Tenant shall (i) diligently perform, observe and enforce all of the terms, covenants and conditions of the Management Agreement on the part of Operating Tenant to be performed, observed and enforced to the end that all things shall be done which are necessary to keep unimpaired the rights of Operating Tenant under the Management Agreement and (ii) promptly notify Lender of the giving of any notice to Operating Tenant of any default by Operating Tenant in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Operating Tenant to be performed and observed and deliver to Lender a true copy of each such notice. Operating Tenant shall not surrender the Management Agreement, consent to the assignment by the Franchisor of its interest under the Management Agreement, or terminate or cancel the Management Agreement or modify, change, supplement, alter or amend the Management Agreement, in any respect, either orally or in writing, and Operating Tenant hereby assigns to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all the rights, privileges and prerogatives of Operating Tenant to surrender the Management Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Management Agreement in any respect, and any such surrender of the Management Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Management Agreement without the prior consent of Lender shall be void and of no force and effect. If Operating

         Tenant shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Operating Tenant to be performed or observed, then, without limiting the generality of the other provisions of this Security Instrument, and without waiving or releasing Operating Tenant from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Management Agreement on the part of Operating Tenant to be performed or observed to be promptly performed or observed on behalf of Operating Tenant, to the end that the rights of Operating Tenant in, to and under the Management Agreement shall be kept unimpaired and free from default. Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If the Franchisor under the Management Agreement shall deliver to Lender a copy of any notice sent to Operating Tenant of default under the Management Agreement, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon. Operating Tenant shall notify Lender if the Franchisor sub-contracts to a third party or an affiliate any or all of its management responsibilities under the Management Agreement. Operating Tenant shall, from time to time, use its best efforts to obtain from the Franchisor under the Management Agreement such certificates of estoppel with respect to compliance by Operating Tenant with the terms of the Management Agreement as may be requested by Lender. Operating Tenant shall exercise each individual option, if any, to extend or renew the term of the Management Agreement upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Operating Tenant expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option to renew or extend the term of the Management Agreement in the name of and upon behalf of Operating Tenant, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest; provided, however, Lender agrees only to exercise said right upon the occurrence and during the continuance of an Event of Default under the Note, this Security Instrument or the Other Security Documents. Any sums expended by Lender pursuant to this paragraph shall bear interest at the Default Rate (defined in the Note) from the date such cost is incurred to the date of payment to Lender, shall be deemed to constitute a portion of the Debt, shall be secured by the lien of this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

                  (b) Without limitation of the foregoing, if (i) the Management Agreement expires pursuant to the terms of the Management Agreement,
         (ii) Franchisor terminates the Management Agreement pursuant to the terms of the Management Agreement, or (iii) the Management Agreement is otherwise terminated pursuant to the terms of that certain Conditional Assignment of Management Agreement dated as of the date hereof among, the Loan Parties, Lender and Franchisor, then Lender, at its option, may require Borrower or Operating Tenant, as applicable, to engage a bona-fide independent third party management agent approved by Lender and, provided no Event of Default has occurred and is continuing, Borrower (the "New Manager") to manage the Property. The New Manager shall be engaged by Borrower or Operating Tenant, as applicable, pursuant to a written management agreement that complies with the terms hereof and is otherwise satisfactory to Lender and, provided no Event of Default has occurred and is continuing, Borrower, and the New

         Manager and Borrower or Operating Tenant, as applicable, shall execute a Conditional Assignment of Management Agreement in the form then used by Lender.

                  (c) The Improvements shall be operated under the terms and conditions of that certain Embassy Suites(R) License Agreement (the "License Agreement") dated ________ entered into between Franchisor and _______________ ("_______"), as assigned to Operating Tenant and that certain System 21(TM) Agreement dated __________ entered into between Franchisor and ____________, as assigned to Operating Tenant (the "Software Agreement"; the License Agreement and the Software Agreement, together with any renewals or replacements thereof, shall collectively be referred to herein as the "Franchise Agreement"). Operating Tenant shall (i) pay all sums required to be paid by Operating Tenant under the Franchise Agreement, (ii) diligently perform, observe and enforce all of the terms, covenants and conditions of the Franchise Agreement on the part of Operating Tenant to be performed, observed and enforced to the end that all things shall be done which are necessary to keep unimpaired the rights of Operating Tenant under the Franchise Agreement, (iii) promptly notify Lender of the giving of any notice to Operating Tenant of any default by Operating Tenant in the performance or observance of any of the terms, covenants or conditions of the Franchise Agreement on the part of Operating Tenant to be performed and observed and deliver to Lender a true copy of each such notice, and
         (iv) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditure plan, budget, notice, report and estimate received by it under the Franchise Agreement. Operating Tenant shall not, without the prior consent of the Lender, surrender the Franchise Agreement or terminate or cancel the Franchise Agreement or modify, change, supplement, alter or amend the Franchise Agreement, in any respect, either orally or in writing, and Operating Tenant hereby assigns to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all the rights, privileges and prerogatives of Operating Tenant to surrender the Franchise Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Franchise Agreement in any respect, and any such surrender of the Franchise Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Franchise Agreement without the prior consent of Lender shall be void and of no force and effect. If Operating Tenant shall default in the performance or observance of any material term, covenant or condition of the Franchise Agreement on the part of Operating Tenant to be performed or observed, then, without limiting the generality of the other provisions of this Security Instrument, and without waiving or releasing Operating Tenant from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Franchise Agreement on the part of Operating Tenant to be performed or observed to be promptly performed or observed on behalf of Operating Tenant, to the end that the rights of Operating Tenant in, to and under the Franchise Agreement shall be kept unimpaired and free from default. Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If Franchisor shall deliver to Lender a copy of any notice sent to Operating Tenant of default under the Franchise Agreement, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon. Operating Tenant shall, from time to time, use its best efforts to obtain from Franchisor such certificates of estoppel with respect to compliance by

         Operating Tenant with the terms of the Franchise Agreement as may be requested by Lender. Operating Tenant shall exercise each individual option, if any, to extend or renew the term of the Franchise Agreement upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Operating Tenant expressly authorizes and appoints Lender as its attorney- in-fact to exercise any such option to renew or extend the term of the Franchise Agreement in the name of and upon behalf of Operating Tenant, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest; provided, however, Lender agrees only to exercise said right upon the occurrence and during the continuance of an Event of Default under the Note, this Security Instrument or the Other Security Documents. Any sums expended by Lender pursuant to this paragraph shall bear interest at the Default Rate from the date such cost is incurred to the date of payment to Lender, shall be deemed to constitute a portion of the Debt, shall be secured by the lien of this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

         Section 3.18 PRINCIPAL PLACE OF BUSINESS. The Loan Parties shall not change their respective principal places of business or chief executive offices set forth in Subsection 5.18 below unless (i) the Loan Parties provide written notice of said change to Lender and (ii) the Loan Parties promptly execute and deliver additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender's security interest in the Property as a result of such change of principal place of business.

         Section 3.19 TRADED SHARES. The Traded Entity (hereinafter defined) shall cause its issued and outstanding shares of stock to be listed for trading on the New York Stock Exchange or such other nationally recognized stock exchange throughout the term of the Loan.

         Section 3.20 NON-CONSOLIDATION OPINION. The Loan Parties have complied and will comply with each of the assumptions made with respect to it in that certain substantive non-consolidation opinion letter, dated the date hereof, and the certifications contained in any certificate referred to therein, delivered in connection with the Loan and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of this Security Instrument or the Cooperation Letter, including, but not limited to, any exhibits attached thereto (the Non-Consolidation Opinion"). Each entity other than the Loan Parties with respect to which an assumption is made in the Non-Consolidation Opinion has complied and will comply with each of the assumptions made with respect to it in the Non-Consolidation Opinion.

         Section 3.21 TERMINATION OF OPERATING LEASE. Upon Lender's taking title to the Property without terminating Operating Tenant's interest in the Operating Lease, whether by foreclosure of the Security Instrument or acceptance of a deed in lieu of foreclosure, power of sale or otherwise, Operating Tenant may, upon sixty (60) days written notice to Lender, terminate the Operating Lease, provided, however, Operating Tenant shall fully cooperate in transferring its responsibility for the management of the Property to Lender or to a third party designated by Lender.

                          Article 4 - SPECIAL COVENANTS

         The Loan Parties each covenant and agree that:

         Section 4.1 PROPERTY USE. The Property shall be used only for a full service hotel, and for no other use without the prior written consent of Lender.

         Section 4.2 SINGLE PURPOSE ENTITY. Each of the Loan Parties covenant and agree that it has not and shall not and agrees that its general partner(s), if such Loan Party is a partnership, or its managing member(s), if such Loan Party is a multiple member limited liability company (disregarding any special member) (in each case, "Principal"), has not and shall not:

                  (i) with respect to any Loan Party, engage in any business or activity other than the acquisition, development, ownership, operation, leasing, managing and maintenance of the Property, entering into the Loan, and refinancing the Property in connection with a permitted repayment of the Loan, and activities incidental thereto and with respect to Principal, engage in any business or activity other than the ownership of its interest in any Loan Party, and activities incidental thereto including the management of the Property;

                  (ii) (a) with respect to Borrower, acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be beneficial or necessary for the operation of the Property, (b) with respect to Operating Tenant, acquire or own any material assets other than (i) its leasehold in the Property and (ii) such incidental Personal Property as may be beneficial or necessary for the operation of the Property and (c) and with respect to Principal, acquire or own any material asset other than its interest in Borrower or Operating Tenant, as applicable;

                  (iii) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

                  (iv) (i) fail to observe its organizational formalities or preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, and qualification to do business in the state where the Property is located or (ii) without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of such Loan Party's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization or similar organizational documents, as the case may be, or of Principal's Regulations, Partnership Agreement, Articles of Organization or similar organizational documents, as the case may be, whichever is applicable;

                  (v) with respect to such Loan Party, own any subsidiary or make any investment in, any person or entity without the consent of Lender, and with respect to Principal, own any subsidiary or make any investment in, any person or entity (other than interests in such Loan Party owned as of the date hereof or obtained subsequent to the date hereof in accordance with the terms of this Security Instrument) without the consent of Lender;

                  (vi) except as described in that certain Certificate Regarding Lessee Bank Accounts attached to the Non-Consolidation Opinion, commingle its assets with the assets of any of its members, general partners, affiliates, principals or of any other person or entity, participate in a cash management system with any other entity or person or fail to use its own separate stationery, invoices and checks. Notwithstanding the foregoing, any rents payable to Borrower under the Operating Lease shall be paid directly to Borrower and shall be held by Borrower in bank accounts separate and apart from any of Borrower's members, general partners, affiliates, principals or any other person or entity;

                  (vii) with respect to such Loan Party incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except for trade payables in the ordinary course of its business of owning and operating the Property (which shall include the Permitted Purchase Money Indebtedness (defined below)), provided that such debt (i) is not evidenced by a note, (ii) is paid within sixty (60) days of the date incurred, (iii) does not exceed in the aggregate four percent (4%) of the outstanding principal balance of the Note and (iv) is payable to trade creditors and in amounts as are normal and reasonable under the circumstances and with respect to Principal, incur any debt secured or unsecured, direct or contingent (including guaranteeing any obligations). The term "Permitted Purchase Money Indebtedness" shall mean purchase money indebtedness and equipment financing incurred in connection with the purchase of telephone equipment, computer equipment, televisions, audiovisual equipment, copiers, motor vehicles and other equipment related thereto (the "Purchase Money Property"), provided (A) Lender has received prior written notification of a Loan Party's intent to obtain such financing, (B) said financing (x) is subject to commercially prudent terms and conditions and (y) does not exceed $100,000.00 in the aggregate at any given time and (C) the Purchase Money Property is readily replaceable without material interference or interruption to the operation of the Property as a hotel and restaurant. Notwithstanding the foregoing, the Permitted Purchase Money Indebtedness may be increased to $300,000.00 in the aggregate at any given time upon Lender's consent, which consent shall not be unreasonably withheld;

                  (viii) become insolvent and fail to pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due;

                  (ix) (i) fail to maintain its records (including financial statements), books of account and bank accounts separate and apart from those of the members, general partners, principals and affiliates of Borrower or of any Principal, as the case may be, the affiliates of a member, general partner or principal of Borrower or of any Principal, as the case may be, and any other person or entity, (ii) permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other entity or person or (iii) include the assets or liabilities of any other person or entity on its financial statements. Notwithstanding anything to the contrary contained herein, each Loan Party's financial position, results of operations and cash flows may be included in the consolidated financial statements of any parent in accordance with GAAP, provided, however, that any such consolidated financial statements shall contain a note indicating that each Loan Party and its affiliates are separate legal entities and maintain records, books of account and bank accounts separate and apart from any other person or entity;

                  (x) enter into any contract or agreement with any member, general partner, principal or affiliate of any Loan Party or of any Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof (other than a business management services agreement with an affiliate of Borrower, provided that (i) such agreement is acceptable to Lender, (ii) the manager, or equivalent thereof, under such agreement holds itself out as an agent of the such Loan Party and (iii) the agreement meets the standards set forth in this subsection (x) following this parenthetical), except upon terms and conditions that are commercially reasonable, intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or affiliate of any Loan Party or of any Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof;

                  (xi) seek the dissolution or winding up in whole, or in part, of such Loan Party or of Principal, as the case may be;

                  (xii) fail to correct any known misunderstandings regarding the separate identity of such Loan Party or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof or any other person;

                  (xiii) guarantee or become obligated for the debts of any other entity or person, or hold itself out to be responsible for the debts of another entity or person;

                  (xiv) make any loans or advances to any third party, including any member, general partner, principal or affiliate of any Loan Party or of any Principal, as the case may be, or any member, general partner, principal or affiliate thereof, and shall not acquire obligations or securities of any member, general partner, principal or affiliate of any Loan Party or any Principal, as the case may be, or any member, general partner, or affiliate thereof;

                  (xv) fail to file its own tax returns or be included on the tax returns of any other person or entity except as required by applicable law;

                  (xvi) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name or a name franchised or licensed to it by an entity other than an affiliate of any Loan Party or of any Principal, as the case may be, and not as a division or part of any other entity in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that such Loan Party or any Principal, as the case may be, is responsible for the debts of any third party (including any member, general partner, principal or affiliate of any Loan Party, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof);

                  (xvii) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (xviii) except for sharing any common logo of the REIT (defined below), share any common logo with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or affiliate of any Loan Party or of any Principal, as the case may be, (ii) any affiliate of a general partner, principal or member of any Loan Party or of any Principal, as the case may be, or
         (iii) any other person or entity;

                  (xix) fail to allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate;

                  (xx) other that the Personal Property purchased in connection with the Permitted Purchase Money Indebtedness, pledge its assets for the benefit of any other person or entity, and with respect to the such Loan Party other than with respect to the Loan;

                  (xxi) fail to maintain a sufficient number of employees in light of its contemplated business operations;

                  (xxii) fail to provide in its (i) articles of organization, regulations, certificate of formation and/or operating agreement, as applicable, if it is a limited liability company, (ii) limited partnership agreement, if it is a limited partnership or (iii) certificate of incorporation, if it is a corporation, that for so long as the Loan is outstanding pursuant to the Note and this Security Instrument, it shall not file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors without the affirmative vote of the Independent Manager (defined below) and of all other general partners/managing members/directors/manager of such Loan Party;

                  (xxiii) fail to hold its assets in its own name;

                  (xxiv) if such Loan Party is a corporation, fail to consider the interests of its creditors in connection with all corporate actions to the extent permitted by applicable law;

                  (xxv) except for that certain Guaranty of Recourse Obligations dated as of the date hereof given by the REIT and FelCor Lodging Limited Partnership ("FLLP") to Lender, have any of its obligations guaranteed by an affiliate;

                  (xxvi) violate or cause to be violated the assumptions made with respect to such Loan Party and its principals in the Non-Consolidation Opinion, to Lender and the Rating Agencies in connection with the Loan;

                  (xxvii) with respect to Principal and any Loan Party not having a Principal, fail at any time to have at least one independent manager (an "Independent Manager") that is not and has not been for at least five (5) years: (a) a stockholder, director, officer, employee, partner, member, attorney or counsel of any Loan Party or of any Principal or any affiliate of either of them (other than an independent director, manager or like position with limited powers and rights substantially similar to those required by the Independent Manager hereunder); (b) a customer, supplier or other person who derives any of its profits or revenues (other than any fee paid to such manager as compensation for such director to serve as an Independent Manager or like capacity) from its activities with such Loan Party, Principal or any affiliate of either of them (a "Business Party"); (c) a person or other entity controlling or under common control with any such stockholder, partner, member, director, officer, attorney, counsel or Business Party; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, attorney, counsel or Business Party. (As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise); or

                  (xxviii) with respect to Principal, permit its board of managers to take any action which, under the terms of any operating agreement, articles of organization or similar documents requires the unanimous vote of one hundred percent (100%) of the members of the board unless at the time of such action there shall be at least one manager who is an Independent Manager.

         Section 4.3 ERISA.

                  (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) The Loan Parties further covenant and agree to deliver to Lender such certifications (subject to Article 15 hereof) or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) the Loan Parties are not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) the Loan Parties are not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                           (A) Equity interests in the Loan Parties are publicly
                  offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                           (B) Less than 25 percent of each outstanding class of
                  equity interests in the Loan Parties are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

                           (C) The Loan Parties qualify as an "operating
                  company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         Section 4.4 FF&E RESERVE. Borrower shall establish and maintain until the Debt has been paid in full, a reserve for the replacement of Personal Property (the "FF&E Reserve") which reserve shall be held by Lender. The amount of the FF&E Reserve is set forth in and may be adjusted in accordance with the terms and provisions of that certain FF&E Reserve and Security Agreement by and between Borrower and Lender dated the date hereof (the "FF&E Reserve Agreement"). The FF&E Reserve shall be held and disbursed in accordance with the terms and provisions of the FF&E Reserve Agreement.

                   Article 5 - REPRESENTATIONS AND WARRANTIES

         Borrower and Owner, as applicable represents and warrants to Lender that:

         Section 5.1 WARRANTY OF TITLE. The Loan Parties collectively have good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same. Operating Tenant possesses an unencumbered leasehold estate (created by and pursuant to the terms of the Operating Lease) and Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements. The Loan Parties own the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions") and those security interests granted in the Personal Property purchased in connection with the Permitted Purchase Money Indebtedness. The Loan Parties further represent and warrant that (a) the Operating Lease is in full force and effect and has not been further modified or amended in any manner whatsoever, (b) there are no defaults under the Operating Lease and no event has occurred which but for the passage of time, or notice, or both would constitute a default under the Operating Lease, and (c) all rents, additional rents and other sums due and payable under the Operating Lease have been paid in full. Neither Operating Tenant nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Operating Lease. The Loan Parties shall forever warrant, defend, at Borrower's cost, and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend, at Borrower's cost, the same to Lender and/or Trustee against the claims of all persons whomsoever.

         Section 5.2 LEGAL STATUS AND AUTHORITY. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the state where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own, operate (in the case of Operating Tenant only) and lease the Property. Each Loan Party has full power, authority and legal right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on such Loan Party's part to be performed.

         Section 5.3 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the power and authority of the Loan Parties; (ii) have been authorized by all requisite organizational action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a material default under any provision of law, any order or judgment of any court or governmental authority, any license, certificate or other approval required to operate the Property, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of the Loan Parties, or any indenture, agreement or other instrument to which the Loan Parties are a party or by which it or any of its assets or the Property is or may be bound or affected, including, without limitation, the Franchise Agreement and the Management Agreement; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this Security Instrument and the separate Assignment of Leases and Rents given by the Loan Parties to Lender contemporaneously herewith in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby), (b) the Note, this Security Instrument and the Other Security Documents have been duly executed and delivered by the Loan Parties through the undersigned authorized representatives of the Loan Parties and (c) to the best of the Loan Parties' knowledge, the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of the Loan Parties executing the respective document.

         Section 5.4 LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of the Loan Parties' knowledge, threatened or contemplated against the Loan Parties, a Guarantor, if any, an Indemnitor, if any, or against or affecting the Property that has not been disclosed to Lender by the Loan Parties in writing.

         Section 5.5 STATUS OF PROPERTY.

                  (a) The Loan Parties have obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

                  (b) The Property and the present and contemplated use and occupancy thereof are in full compliance with all applicable zoning ordinances, building codes, land use laws, Environmental Laws and other similar laws.

                  (c) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                  (d) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

                  (e) The Property is served by public water and sewer systems.

                  (f) The Property is free from damage caused by fire or other casualty.

                  (g) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

                  (h) The Loan Parties have paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property and the Personal Property purchased in connection with the Permitted Purchase Money Indebtedness) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

                  (i) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

                  (j) No portion of the Improvements is located in an area identified by the Federal Emergency Management Agency or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Improvements is located within such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

                  (k) All the Improvements lie within the boundaries of the Land.

         Section 5.6 NO FOREIGN PERSON. No Loan Party is a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

         Section 5.7 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

         Section 5.8 LEASES. Except as disclosed in the rent roll for the Property delivered to and approved by Lender, (a)(i) Borrower is the sole owner of the entire lessor's interest in the Operating Lease and (ii) except for the Operating Lease, Operating Tenant is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable and in full force and effect; (c) all of the Leases are at least as favorable for the lessor as arms-length agreements with bona fide, independent third parties; (d) no party under any Lease is in default; (e) all Rents due have been paid in full;
(f) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (g) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (h) none of the Rents have been collected for more than one (1) month in advance (except a security deposit shall not be deemed rent collected in advance); (i) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (j) there exist no offsets or defenses to the payment of any portion of the Rents and the Loan Parties have no monetary obligation to any tenant under any Lease; (k) the Loan Parties have received no notice from any tenant challenging the validity or enforceability of any Lease; (l) there are no agreements with the tenants under the Leases other than expressly set forth in each Lease; (m) the Leases are valid and enforceable against the Loan Parties and the tenants set forth therein; (n) no Lease (other than the Operating Lease) contains an option to purchase, right of first refusal to purchase, right of first refusal to lease additional space at the Property, or any other similar provision; (o) no person or entity (other than hotel guests and Franchisor) has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease; (p) each Lease is subordinate to this Security Instrument, either pursuant to its terms or a recordable subordination agreement; (q) no

Lease has the benefit of a non-disturbance agreement that would be considered unacceptable to prudent institutional lenders; (r) all security deposits relating to the Leases reflected on the certified rent roll delivered to Lender have been collected by the Loan Parties and (s) no brokerage commissions or finders fees are due and payable regarding any Lease.

         Section 5.9 SOLVENCY. Each Loan Party (a) has not entered into the transaction or executed the Note, this Security Instrument or any Other Security Document with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such documents. Giving effect to the Loan, the fair saleable value of each Loan Party's assets exceeds and will, immediately following the making of the Loan, exceed its total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of each Loan Party's assets is and will, immediately following the making of the Loan, be greater than its probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Each Loan Party's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Each Loan Party does not intend to, and does not believe that it will, incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay each such Loan Party's debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by it and the amounts to be payable on or in respect of obligations of it). Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against any Loan Party, any Indemnitor, any Guarantor, any Principal or any related entity thereof, or any principal, general partner or member thereof, in the last seven
(7) years, and neither any Loan Party, any Indemnitor, any Guarantor, any Principal nor any related entity thereof, nor any principal, general partner or member thereof, in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.

         Section 5.10 BUSINESS PURPOSES. The loan evidenced by the Note secured by the Security Instrument and the Other Security Documents (the "Loan") is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         Section 5.11 TAXES. The Loan Parties, any Guarantor and any Indemnitor have filed all federal, state, county, municipal, and city income, personal property and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither any Loan Party, any Guarantor nor any Indemnitor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         Section 5.12 MAILING ADDRESS. The Loan Parties' mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

         Section 5.13 NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the Loan submitted to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the application or in satisfaction of the terms thereof, are accurate, complete and correct in all material respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information materially inaccurate, incomplete or otherwise misleading.

         Section 5.14 DISCLOSURE. The Loan Parties have disclosed to Lender all material facts and have not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

         Section 5.15 THIRD PARTY REPRESENTATIONS. To the best of the Loan Parties' knowledge, each of the representations and the warranties made by each Guarantor and Indemnitor in any Other Security Document(s) is true and correct in all material respects.

         Section 5.16 ILLEGAL ACTIVITY/FORFEITURE.

                  (a) No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity and to the best of the Loan Parties' knowledge, there are no illegal activities at the Property.

                  (b) There has not been and shall never be committed by the Loan Parties or any other person in occupancy of, or involved with the operation or use of, the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of the Loan Parties' obligations under the Note, this Security Instrument or the Other Security Documents. The Loan Parties hereby covenant and agree not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

         Section 5.17 PERMITTED EXCEPTIONS. None of the Permitted Exceptions, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by the Security Instrument, the Note, and the Other Security Documents, materially and adversely affects the value of the Property, impairs the use or the operation of the Property or impairs Borrower's ability to pay its obligations in a timely manner.

         Section 5.18 PRINCIPAL PLACE OF BUSINESS. Each Loan Party's principal place of business and chief executive office as of the date hereof is: 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062.

         Section 5.19 ERISA.

                  (a) As of the date hereof and throughout the term of this Security Instrument, (i) the Loan Parties are not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of the Loan Parties do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

                  (b) As of the date hereof and throughout the term of this Security Instrument (i) the Loan Parties are not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and
         (ii) transactions by or with the Loan Parties are not and will not be subject to state statutes applicable to the Loan Parties regulating investments of and fiduciary obligations with respect to governmental plans.

         Section 5.20 FRANCHISE AGREEMENT. The Franchise Agreement is in full force and effect, all franchise fees, reservation fees, royalties and other sums due thereunder have been paid in full to date, and neither Operating Tenant or Franchisor is in default thereunder.

         Section 5.21 MANAGEMENT AGREEMENT. The Management Agreement is in full force and effect, all fees and other sums due thereunder have been paid in full to date, and neither Operating Tenant or Franchisor is in default thereunder.

         Section 5.22 NON-CONSOLIDATION OPINION ASSUMPTIONS. All of the assumptions made in the Non-Consolidation Opinion, including, but not limited to, any exhibits attached thereto, are true and correct.

         Section 5.23 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Security Instrument, the Note or the Other Security Documents.

         Section 5.24 INVESTMENT COMPANY ACT. No Loan Party is (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                      Article 6 - OBLIGATIONS AND RELIANCES

         Section 6.1 RELATIONSHIP OF THE LOAN PARTIES AND LENDER. The relationship between the Loan Parties and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with the Loan Parties, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between the Loan Parties and Lender to be other than that of debtor and creditor.

         Section 6.2 NO RELIANCE ON LENDER. The members, general partners, principals and (if any Loan Party is a trust) beneficial owners of each Loan Party are experienced in the ownership and operation of properties similar to the Property, and the Loan Parties and Lender are relying solely upon such expertise in connection with the ownership and operation of the Property. No Loan Party is relying on Lender's expertise, business acumen or advice in connection with the Property.

         Section 6.3 NO LENDER OBLIGATIONS.

                  (a) Notwithstanding the provisions of Subsections 1.1(f) and
         (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                  (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         Section 6.4 RELIANCE. The Loan Parties recognize and acknowledge that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 and Article 12 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5 and Article 12.

                         Article 7 - FURTHER ASSURANCES

         Section 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay or cause to be paid all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 7.2 FURTHER ACTS, ETC. The Loan Parties will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender and Trustee the Property and rights hereby deeded, mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which the Loan Parties may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. The Loan Parties, on demand, will execute and deliver and hereby authorizes Lender, following ten (10) days' notice to the Loan Parties and the Loan Parties' failure to do so, to execute in the name of any Loan Party or without the signature of such Loan Party to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Lender in the Property. Each Loan Party grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender pursuant to this Section 7.2, provided, however, Lender agrees only to exercise said right upon the occurrence and during the continuance of an Event of Default under the Note, this Security Instrument or the Other Security Documents.

         Section 7.3 CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.

                  (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay, or cause to be paid, the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by the Loan Parties would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option, exercisable by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

                  (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, exercisable by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

                  (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for, or cause to be paid, the same, with interest and penalties thereon, if any.

         Section 7.4 ESTOPPEL CERTIFICATES.

                  (a) After request by Lender, Borrower and with respect to items (vi) through (xiii) only, Operating Tenant, shall within ten (10) days furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, to the best of the Loan Parties' knowledge, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vii) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or, if modified, giving particulars of such modification, (viii) whether to the best of the Loan Parties' knowledge, any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of the Loan Parties, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by the Loan Parties under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

                  (b) The Loan Parties shall use its reasonable best efforts to deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including, but not limited to, attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, except as security, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

                  (c) Upon any transfer or proposed transfer contemplated by
         Section 18.1 hereof, at Lender's request, the Loan Parties, any Guarantors and any Indemnitor(s) shall provide an estoppel certificate to the Investor (defined in Section 18.1) or any prospective Investor in such form, substance and detail as (i) Lender may reasonably require or (ii) such Investor or prospective Investor may require.

                  (d) Operating Tenant shall, promptly upon request of Lender, deliver an estoppel certificate from Franchisor stating that (i) the Franchise Agreement is in full force and effect and has not been modified, amended or assigned, (ii) neither Franchisor nor Operating Tenant is in default under any of the terms, covenants or provisions of the Franchise Agreement and Franchisor knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Franchise Agreement, (iii) neither Franchisor nor Operating Tenant has commenced any action or given or received any notice for the purpose of terminating the Franchise Agreement and (iv) all sums due and payable to Franchisor under the Franchise Agreement have been paid in full.

         Section 7.5 FLOOD INSURANCE. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or, if it is, that Borrower has obtained insurance meeting the requirements of Section 3.3(a)(vii).

         Section 7.6 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, the Loan Parties will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                       Article 8 - DUE ON SALE/ENCUMBRANCE

         Section 8.1 TRANSFER DEFINITIONS. For purposes of this Article 8, (a) an

         "Affiliated Manager" shall mean any property manager managing the Property in which FLLP or________________ (i) own, directly or indirectly, 51% or more of the beneficial ownership of such property manager, and (ii) control the day to day operations of such property manager; (b) a "Restricted Party" shall mean (i) the Borrower, (ii) the Operating Tenant, (iii) or any Principal; and (c) a "Sale or Pledge" shall mean a voluntary or involuntary sale, conveyance, transfer or pledge of a direct legal or beneficial ownership interest.

         Section 8.2 NO SALE/ENCUMBRANCE.

                  (a) Other than as expressly permitted in the Note, this Security Instrument or the Other Security Documents, the occurrence of any of the following transactions (each, a "Transfer") without the prior written consent of Lender shall constitute an Event of Default under this Security Agreement:

                           (i) a sale, conveyance, mortgage, grant, bargain,
                  encumbrance, pledge, assignment, grant of options with respect to, or any other transfer or disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) the Property or any part thereof or any legal or beneficial interest therein, by any Restricted Party,

                           (ii) a Sale or Pledge of an interest in any
                  Restricted Party unless following such Sale or Pledge (A) FLLP (or its successor in interest) will continue to (x) own, directly or indirectly, at least 51% of the beneficial ownership of Borrower, (y) own, directly or indirectly, 100% of the general partnership or managing member interest in Borrower, and (z) control the day to day operations of Borrower, and (B) _____________ (or its successor in interest) will continue to (x) own, directly or indirectly, at least 51% of the beneficial ownership of Operating Tenant, (y) own, directly or indirectly, 100% of the general partnership or managing member interest in Operating Tenant, and (z) control the day to day operations of Operating Tenant,

                           (iii) a Sale or Pledge of an interest in any
                  Affiliated Manager unless following such Sale or Pledge (A) FLLP (or its successor in interest) or _________________ (or its successor in interest) will continue to (x) own, directly or indirectly, at least 51% of the beneficial ownership of such Affiliated Manager, and (y) control the day to day operations of such Affiliated Manager,

                           (iv) a Sale or Pledge of a direct ownership interest
                  in any entity other than a Restricted Party which (A) holds an indirect ownership interest in Borrower and (B) is owned, directly or indirectly, by FLLP (or its successor in interest) , unless following such Sale or Pledge, FLLP (or its successor in interest) will continue to (x) own, directly or indirectly, at least 51% of the beneficial ownership of Borrower, (y) own, directly or indirectly, 100% of the general partnership or managing member interest in Borrower, and (z) control the day to day operations of Borrower.

                           (v) a Sale or Pledge of a direct ownership interest
                  in any entity other than a Restricted Party which (A) holds an indirect ownership interest in Operating Tenant and (B) is owned, directly or indirectly, by ________________ (or its successor in interest), unless following such Sale or Pledge,______________________ (or its successor in interest) will continue to (x) own, directly or indirectly, at least 51% of the beneficial ownership of Operating Tenant, (y) own, directly or indirectly, 100% of the general partnership or managing member interest in Operating Tenant, and (z) control the day to day operations of Operating Tenant.

                           (vi) a sale or transfer of the REIT's direct or
                  indirect ownership interest in FLLP, the change, removal, resignation or addition of FLLP's general partner, or the creation or issuance of partnership interests in FLLP, unless
                  (A) following which the REIT continues to (x) own, directly or indirectly, at least 51% of the beneficial ownership of FLLP,
                  (y) own, directly or indirectly, 100% of the general partnership interest in FLLP, and (z) control the day to day operations of FLLP, or (B) a No- downgrade Letter (defined below) is obtained from the Rating Agencies with respect to and in advance of such transaction,

                           (vii) the sale, transfer, issuance or repurchase of
                  stock in the REIT following which the REIT's stock will no longer be listed on the New York Stock Exchange or such other nationally recognized stock exchange, unless a No- downgrade Letter is obtained from the Rating Agencies with respect to and in advance of such transaction,

                           (viii) any merger or consolidation of FLLP, the REIT
                  or _________________ unless a No-downgrade Letter is obtained from the Rating Agencies with respect to and in advance of such merger or consolidation,

                           (ix) a sale or transfer of any direct or indirect
                  beneficial ownership interest in ___________________, the change, removal, resignation or addition of any member or the creation or issuance of new membership interests, unless (A) following which __________________________ continue[s] to (x)
                  own, directly or indirectly, at least 25% of the beneficial ownership of __________________, (y) control the day to day operations of __________________ and (z) maintain 100% of the voting rights in ____________________ or (B) a No-downgrade Letter is obtained from the Rating Agencies with respect to an in advance of such transaction.

                  (b) A Transfer shall include, but not be limited to, (i) an installment sales agreement wherein any Loan Party agrees to sell the Property or any part thereof for a price to be paid in installments;
         (ii) an agreement by any Loan Party leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, any Loan Party's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest, or the Sale or Pledge of limited partnership interests or any profits or proceeds relating to such limited partnership interests or the creation or issuance of new limited partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation of such limited liability company or the change, removal, resignation or addition of a managing member (or if no managing member, any member (other than a special member)) or the Sale or Pledge of the membership interest of a managing member (or if no managing member, any member (other than a special member)) or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests (other than a special member) or the creation or issuance of new non-managing membership interests (other than a special member); (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; or (vii) the removal or the resignation of the managing agent (including, without limitation, an Affiliated Manager) other than in accordance with
         Section 3.17, provided, however, that a Transfer shall not include the resignation of (A) Franchisor as the managing agent resulting from (1) the occurrence of the expiration of the Management Agreement or (2) Franchisor's terminating the Management Agreement pursuant to the terms of the Management Agreement, or (B) any special member provided such special member is replaced in accordance with the terms of the Loan Documents.

         Section 8.3 PERMITTED TRANSFERS. Notwithstanding the provisions of Sections 8.1 and 8.2, the following transfers shall not be deemed to be a
Transfer: (a) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party; (b) the sale or transfer of all the stock or membership interests, as applicable, in Operating Tenant to an entity wholly-owned, directly or indirectly, by FLLP; provided, however, as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer; and (c) the sale or transfer of all of Operating Tenant's interest in the Operating Lease to an entity wholly-owned, directly or indirectly, by FLLP (the "Operating Tenant Transferee"); provided, however, as a condition to each such sale or transfer under this subsection (c), (i) Lender shall receive not less than thirty (30) days prior written notice of such proposed sale or transfer, (ii) the Loan Parties shall pay any and all out-of-pocket costs incurred in connection with the transfer (including, without limitation, Lender's counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes), (iii) the Operating Tenant Transferee must not have been a party to any bankruptcy proceeding, voluntary or involuntary, made an assignment for the benefit of creditors or taken advantage of any insolvency act, or any act for the benefit of debtors within seven (7) years prior to the date of the transfer, (iv) the Operating Tenant Transferee shall assume all of the obligations of Operating Tenant under the Security Instrument and the Other Security Documents in a manner satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement in form and substance satisfactory to Lender (the "Assumption Agreement"), (v) there shall be no material litigation pending against Operating Tenant Transferee that is not acceptable to Lender, (vi) the Operating Tenant Transferee shall not have defaulted under its or their obligations with respect to any other indebtedness,
(vii) Lender shall have received evidence satisfactory to it (which, if required by Lender, shall include a substantive non-consolidation opinion letter acceptable to Lender) that the Operating Tenant Transferee satisfies all the covenants set forth in Section 4.2 of this Security Instrument, and (viii) the Operating Tenant Transferee shall deliver an endorsement to the existing title policy insuring the Security Instrument as modified by the assumption agreement, as a valid first lien on the Property and naming the Operating Tenant Transferee as owner of the leasehold estate in the Property, which endorsement shall insure that as of the recording of the Assumption Agreement, the Property shall not be subject to any additional exceptions or liens other than those contained in the title policy issued in connection with this Security Instrument.

         Section 8.4 RESERVED.

         Section 8.5 LENDER'S RIGHTS. Lender reserves the right to condition the consent required in connection with any sale or transfer of the Property, any Sale or Pledge of an interest in a Restricted Party or any other transaction prohibited by this Article 8 upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified in connection with the proposed Transfer, Lender's approval of the proposed transferee, which approval shall not be unreasonably withheld, Lender's receipt of a No-downgrade Letter, the proposed transferee's continued compliance with the covenants set forth in this Security Instrument, including, without limitation, the covenants in Section 4.2 hereof, or such other conditions and/or legal opinions as Lender shall determine in its sole discretion to be in the interest of Lender, including, without limitation, delivery to Lender of a substantive non-consolidation opinion acceptable to Lender in all respects. As a condition to any consent by Lender requested under this Article 8, (a) Borrower shall pay to Lender a transfer fee of three-quarters of one percent (.75%) of the principal balance of the Note, a $10,000 processing fee, and all of Lender's and any Rating Agency's expenses incurred in connection with such Transfer, and (b) all expenses incurred by Lender and any Rating Agency and the $10,000 processing fee shall be payable by Borrower whether or not Lender consents to the Transfer. As a condition to any transfer which does not require Lender's consent but requires a No-downgrade Letter, Borrower shall pay to Lender a transfer fee of one-quarter of one percent (.25%) of the principal balance of the Note, a $10,000 processing fee, and all of Lender's and any Rating Agency's expenses incurred in connection with such Transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer. Notwithstanding anything to the contrary contained in this Article ?, in the event any transfer (whether or not such transfer shall constitute a Transfer) results in any entity or party owning in excess of forty-nine percent (49%) of the ownership interest in a Restricted Party, the Loan Parties shall, prior to such transfer, deliver a substantive non-consolidation opinion to Lender covering such Restricted Party, which opinion shall be in form substantially similar to the Non-Consolidation Opinion or in form sufficient to satisfy then current rating agency requirements. The term "No-downgrade Letter" shall mean a written recommendation from the Rating Agencies to the effect that the subject transaction will not result in a qualification, reduction, or withdrawal of (i) any rating initially assigned or to be assigned in a Securitization or (ii) if higher than said initial rating, the then-current rating assigned in a Securitization, or (iii) if Securities have not yet been issued, any ratings to be assigned in connection with the issuance of the Securities.

                             Article 9 - PREPAYMENT

         Section 9.1 PREPAYMENT. The Debt may not be prepaid in whole or in part except in strict accordance with the express terms and conditions of the Note.

                              Article 10 - DEFAULT

         Section 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (a) if any portion of the Debt is not paid on or prior to the date the same is due or if the entire Debt is not paid on or before the Maturity Date;

                  (b) if any of the Taxes or Other Charges is not paid when the same is due and payable except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument;

                  (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender as provided in Section 3.3(b);

                  (d) if any Loan Party or any Principal, as applicable, violates or does not comply with any of the provisions of Section 4.2,
         Article 8 or Article 24;

                  (e) if any representation or warranty of, or with respect to, any Loan Party, any Indemnitor or any person guaranteeing payment of the Debt or any portion thereof or performance by the Loan Parties of any of the terms of this Security Instrument (a "Guarantor"), or any member, general partner, principal or beneficial owner of any of the foregoing, made herein or in the Environmental Indemnity (defined below) or in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

                  (f) if (i) any Loan Party or any managing member or general partner of any Loan Party, or any Guarantor or Indemnitor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding- up, liquidation, dissolution, composition or other relief with respect to its debts or debtors ("Creditors Rights Laws"), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party or any managing member or general partner of any Loan Party or any Guarantor or Indemnitor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party or any managing member or general partner of any Loan Party or any Guarantor or Indemnitor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty
         (60) days; or (iii) there shall be commenced against any Loan

         Party or any managing member or general partner of any Loan Party or any Guarantor or Indemnitor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) any Loan Party or any managing member or general partner of any Loan Party or any Guarantor or Indemnitor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the any Loan Party or any managing member or general partner of any Loan Party, or any Guarantor or Indemnitor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                  (g) if any Loan Party shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

                  (h) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for any Taxes not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days after any Loan Party obtains knowledge, or should have known, of the imposition of said lien;

                  (i) if any federal tax lien is filed against any Loan Party, any member or general partner of any Loan Party, any Guarantor, any Indemnitor or the Property and same is not discharged of record within thirty (30) days after any Loan Party obtains knowledge, or should have known, of the imposition of said lien;

                  (j) if any Loan Party shall fail to deliver to Lender, within ten (10) days after request by Lender, the estoppel certificates required by Subsections 7.4(a) and (c);

                  (k) if any default occurs under any separate guaranty or indemnity agreement executed in connection herewith (including, without limitation, the Cooperation Letter (defined in Section 18.2) and the Environmental Indemnity (defined in Section 13.4)) and such default continues after the expiration of applicable grace periods, if any;

                  (l) if a default has occurred and continues beyond any applicable cure period under the Franchise Agreement, if such default permits Franchisor to terminate or cancel the Franchise Agreement;

                  (m) if the Property ceases to be operated as a hotel or if such business is terminated for any reason whatsoever (other than temporary cessation in connection with any renovations to the Property or restoration of the Property after casualty or condemnation);

                  (n) if any Loan Party terminates or cancels the Franchise Agreement or operates the Property under the name of any hotel chain or system other than Embassy Suites, without Lender's prior written consent;

                  (o) if any of the assumptions contained in the Non-Consolidation Opinion were not true and correct as of the date of such Non-Consolidation Opinion or thereafter became untrue or incorrect in any respect;

                  (p) if any Loan Party shall fail to deliver to Lender, (i) the statements referred to in Section 3.12(f) hereof in accordance with the terms thereof or (ii) any statements referred to in Section 3.12, other than those referred to in Section 3.12(f) hereof, within thirty (30) days after request by Lender;

                  (q) if any Loan Party defaults under the management agreement relating to the Property beyond the expiration of applicable notice and grace periods, if any, thereunder or if the management agreement is canceled, terminated or surrendered or expires pursuant to its terms, unless in such case the Borrower or Operating Tenant, as applicable, shall enter into a new management agreement on market terms and conditions no less favorable than the current management agreement and with a management company, both to be acceptable to Lender in all respects; or

                  (r) if any Loan Party shall continue to be in default under any term, covenant or condition of the Note, this Security Instrument or the Other Security Documents (including, without limitation, the Cooperation Letter) not set forth in Subsections 10.1(a) through (q) above for more than ten (10) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and such Loan Party shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require such Loan Party in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days.

                        Article 11 - RIGHTS AND REMEDIES

         Section 11.1 REMEDIES. Upon the occurrence of any Event of Default, the Loan Parties agree that Lender may or acting by or through Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Loan Parties in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

                  (a) declare the entire unpaid Debt to be immediately due and payable;

                  (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable state or federal law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable state or federal law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

                  (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of the Loan Parties therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in one or more parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                  (e) subject to the provisions of Article 15, institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

                  (f) subject to the provisions of Article 15, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

                  (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of any Loan Party, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt;

                  (h) subject to any applicable state or federal law, the license granted to the Loan Parties under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess the Loan Parties and their agents and servants therefrom, without liability for trespass, damages or otherwise and exclude the Loan Parties and their agents or servants wholly therefrom, and take possession of all rent rolls, leases, subleases and rental and license agreements with the tenants, subtenants and licensees, in possession of the Property or any part or parts thereof; tenants', subtenants' and licensees' money deposits or other property (including, without limitation, any letter of credit) given to secure tenants', subtenants' and licensees' obligations under leases, subleases or licenses, together with a list of the foregoing; all lists pertaining to current rent and license fee arrears; any and all architects' plans and specifications, licenses and permits, documents, books, records, accounts, surveys and property which relate to the management, leasing, operation, occupancy, ownership, insurance, maintenance, or service of or construction upon the Property and the Loan Parties agree to surrender possession thereof and of the Property to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of the Loan Parties with respect to the Property, whether in the name of the Loan Parties or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) either require the Loan Parties (A) to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by the Loan Parties or (B) to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, the Loan Parties may be evicted by summary proceedings or otherwise; and (vi) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable legal fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

                  (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property and other UCC Collateral or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Personal Property and other UCC Collateral, and
         (ii) request the Loan Parties at its expense to assemble the Personal Property and other UCC Collateral and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Personal Property and other UCC Collateral sent to the Loan Parties in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to the Loan Parties;

                  (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its sole discretion:

                           (i) Taxes and Other Charges;

                           (ii) Insurance Premiums;

                           (iii) interest on the unpaid principal balance of the
                  Note;

                           (iv) amortization of the unpaid principal balance of
                  the Note; and

                           (v) all other sums payable pursuant to the Note, this
                  Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

                  (k) surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, the Loan Parties hereby appoint Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for the Loan Parties to collect such unearned Insurance Premiums;

                  (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or

                  (m) pursue such other remedies as Lender may have under applicable state or federal law.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

         Section 11.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, shall be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         Section 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on the Loan Parties and without releasing the Loan Parties from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt. The cost and expense of any cure hereunder (including reasonable legal fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender or Trustee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

         Section 11.4 ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property, and after the occurrence and during the continuance of an Event of Default, to bring any action or proceeding, in the name and on behalf of any Loan Party, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

         Section 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by any Loan Party existing at the time such earlier action was commenced.

         Section 11.6 EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right upon prior written notice to the Loan Parties (unless an Event of Default exists, in which case no notice shall be required), to examine and audit, during reasonable business hours, the records, books, management and other papers of the Loan Parties and their affiliates or of any Guarantor or Indemnitor which pertain to their financial condition or the income, expenses and operation of the Property, at the Property or at any office regularly maintained by the Loan Parties, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

         Section 11.7 OTHER RIGHTS, ETC.

                  (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. No Loan Party shall be relieved of such Loan Party's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of any Loan Party, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment, changing the rate of interest, or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

                  (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

                  (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Section 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

         Section 11.9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon the Loan Parties in connection herewith including, without limitation, monetary reserves or financial equivalents.

         Section 11.10 RIGHT OF ENTRY. Lender and its agents shall have the right, upon forty- eight (48) hours advance notice, to enter and inspect the Property at all reasonable times.

         Section 11.11 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of the Loan Parties' obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

                       Article 12 - ENVIRONMENTAL HAZARDS

         Section 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. The Loan Parties represent and warrant, based upon an environmental site assessment of the Property and information that the Loan Parties know or should reasonably have known, that: (a) there are no Hazardous Materials (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws and with permits issued pursuant thereto (if such permits are required), and (ii) either (A) in amounts not in excess of that necessary to operate the Property or (B) fully disclosed to and approved by Lender in writing pursuant to the written reports resulting from the environmental site assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Materials in violation of any Environmental Law and which would require remediation by a governmental authority in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Materials migrating to the Property which would violate Environmental Laws, except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) the Loan Parties do not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Materials in, on, under or from the Property, except those that are both

(i) in compliance with Environmental Laws and with permits issued pursuant thereto (if such permits are required), and (ii) either (A) in amounts not in excess of that necessary to operate the Property or (B) fully disclosed to and approved by Lender in writing pursuant to the Environmental Report; and (f) the Loan Parties have truthfully and fully provided to Lender, in writing, any and all material information not disclosed in the Environmental Report relating to environmental conditions in, on, under or from the Property known to the Loan Parties or contained in the Loan Parties' files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Property and/or to the environmental condition of the Property. "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, that apply to the Loan Parties or the Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act. "Hazardous Materials" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; asbestos or asbestos- containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste,""toxic substance," "toxic pollutant," "contaminant," "pollutant" or other words of similar import within the meaning of any Environmental Law. "Release" of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         Section 12.2 ENVIRONMENTAL COVENANTS. The Loan Parties covenant and agree that so long as the Loan Parties own, manage, are in possession of, or otherwise control the operation of the Property: (a) all uses and operations on or of the Property, whether by the Loan Parties or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Materials in, on, under or from the Property in violation of any Environmental Laws; (c) there shall be no Hazardous Materials in, on, or under the Property, except those that are both
(i) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (ii) (A) in amounts not in excess of that necessary to operate the Property or (B) fully disclosed to and approved by Lender in writing; (d) the Loan Parties shall keep the Property, at Borrower's sole cost and expense, free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of any Loan Party or any other person or entity (the "Environmental Liens"); (e) the Loan Parties shall, at Borrower's sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) the Loan Parties shall, at Borrower's sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender, upon Lender's reasonable belief that the Property is not in full compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties (as defined in the Environmental Indemnity) shall be entitled to rely on such reports and other results thereof; (g) the Loan Parties shall, at their sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate remediation required by any Environmental Law of any Hazardous Materials in, on, under or from the Property; and (ii) comply with any Environmental Law; (h) the Loan Parties shall not allow any tenant or other user of the Property to violate any Environmental Law; and (i) each Loan Party shall immediately notify Lender in writing after it has become aware of (A) any presence or Release or threatened Release of Hazardous Materials in, on, under, from or migrating towards the Property in violation, or which would be in violation, as the case may be, of any Environmental Laws; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien against the Property; (D) any required or proposed remediation under any Environmental Law of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which such Loan Party becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to the presence or Release of Hazardous Materials at, on, under or above the Property in violation of any Environmental Laws.

         Section 12.3 LENDER'S RIGHTS. Upon (a) the occurrence of an Event of Default under the Note, this Security Instrument or the Other Security Documents or (b) Lender's reasonable belief that the Property is not in compliance with Environmental Laws, Lender and any other person or entity designated by Lender, including but not limited to any representative of a governmental entity, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. The Loan Parties shall cooperate with and provide access to Lender and any such person or entity designated by Lender. Lender shall, at its cost and expense, repair any damage to the Property caused by Lender's gross negligence or wilful misconduct in performing such assessment.

                          Article 13 - INDEMNIFICATIONS

         Section 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any Applicable Laws; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (f) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

         The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to reasonable legal fees and other costs of defense).

         Section 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

         Section 13.3 DUTY TO DEFEND; LEGAL FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall act as co- counsel in connection with the resolution of any claim or proceeding, provided, however, that upon an Event of Default under the Note, this Security Instrument or the Other Security Documents, the attorneys of Indemnified Parties shall control the resolution of any claim or proceeding. Upon demand, Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

         Section 13.4 ENVIRONMENTAL INDEMNITY. Simultaneously with this Security Instrument, Borrower and other persons or entities defined therein have executed and delivered that certain environmental indemnity agreement dated the date hereof (collectively, the "Indemnitors") to Lender (the "Environmental Indemnity"), which Environmental Indemnity is not secured by this Security Instrument.

                              Article 14 - WAIVERS

         Section 14.1 WAIVER OF COUNTERCLAIM. The Loan Parties hereby waive the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations, provided, however, the foregoing shall not be deemed a waiver of the Loan Parties' right to assert any other claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature against Lender so long as the Loan Parties assert said claim in a separate action.

         Section 14.2 MARSHALLING AND OTHER MATTERS. The Loan Parties hereby waive, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, the Loan Parties hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of the Loan

Parties, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Applicable Law.

         Section 14.3 WAIVER OF NOTICE. The Loan Parties shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except (a) with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender or Trustee to the Loan Parties and
(b) with respect to matters for which Lender or Trustee is required by Applicable Law to give notice, and the Loan Parties hereby expressly waive the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to the Loan Parties.

         Section 14.4 WAIVER OF STATUTE OF LIMITATIONS. The Loan Parties hereby expressly waive and release to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

         Section 14.5 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole discretion of Lender, except as may be otherwise expressly and specifically provided herein.

         Section 14.6 WAIVER OF TRIAL BY JURY. THE LOAN PARTIES AND LENDER, BY ACCEPTANCE OF THIS SECURITY INSTRUMENT, HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER OR THE LOAN PARTIES.

         Section 14.7 WAIVER OF FORECLOSURE DEFENSE. The Loan Parties hereby waive any defense the Loan Parties might assert or have by reason of Lender's failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Lender.

         Section 14.7 SURETY WAIVERS. Operating Tenant hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand, whereby to charge Operating Tenant therefor.

                            Article 15 - EXCULPATION

         Section 15.1 EXCULPATION. The provisions of Article 14 of the Note are hereby incorporated by reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

                              Article 16 - NOTICES

         Section 16.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         If to Borrower:
                                    --------------------------------------------
                                    545 East John Carpenter Freeway, Suite 1300
                                    Irving, Texas 75062
                                    Attention:  General Counsel
                                    Facsimile No.:  (972) 444-4949

         With a copy to:            Jenkens & Gilchrist
                                    Fountain Place
                                    1445 Ross Avenue, Suite 3200
                                    Dallas, Texas 75202
                                    Attention:  Robert G. McCormick
                                    Facsimile No.:  (214) 855-4300

         If to Operating Tenant:
                                    --------------------------------------------
                                    545 East John Carpenter Freeway #1300
                                    Irving, Texas 75062
                                    Attention:  General Counsel
                                    Facsimile No.:  (972) 444-4949

         With a copy to:            Jenkens & Gilchrist
                                    Fountain Place
                                    1445 Ross Avenue, Suite 3200
                                    Dallas, Texas 75202
                                    Attention:  Robert G. McCormick
                                    Facsimile No.:  (214) 855-4300

         If to Lender:              The Chase Manhattan Bank
                                    c/o Chase Commercial Mortgage Banking Corp.
                                    Servicing Department
                                    380 Madison Avenue
                                    10th Floor
                                    New York, New York 10017
                                    Attention:  Ms.  Janice Smith
                                    Facsimile No.:  (212) 622-3553
         and

                                    The Chase Manhattan Bank
                                    Legal Department
                                    270 Park Avenue
                                    39th Floor
                                    New York, New York 10017
                                    Attention:  Ronald A. Wilcox, Esq.
                                    Facsimile No.:  (212) 270-2934

         With a copy to:            Thacher Proffitt & Wood
                                    Two World Trade Center
                                    New York, New York 10048
                                    Attention:  Joseph Philip Forte, Esq.
                                    Facsimile No.:  (212) 912-7751

         If to Trustee:
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

or addressed as such party may from time to time designate by written notice to the other parties.

         Any party by notice to the other party may designate additional or different addresses for subsequent notices or communications.

         For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

              Article 17 - CHOICE OF LAW/SUBMISSION TO JURISDICTION

         Section 17.1 CHOICE OF LAW. This Security Instrument shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of this Security Instrument, and the determination of deficiency judgments, the laws of the state where the Property is located shall apply.

         Section 17.2 PROVISIONS SUBJECT TO LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable state or federal law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable state or federal law.

         Section 17.3 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder or under the Note or the Other Security Documents, the Loan Parties and Lender (a) irrevocably submit to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, (b) irrevocably waive any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, and (c) irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Security Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                          Article 18 - SECONDARY MARKET

         Section 18.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein (the "Participations") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, or investor in such Participations or Securities (collectively, the "Investor") or any Rating Agency rating such Securities, each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to the Loan Parties, any Guarantor, any Indemnitor(s) and the Property, whether furnished by the Loan Parties, any Guarantor, any Indemnitor(s) or otherwise, as Lender determines necessary or desirable. The Loan Parties irrevocably waive any and all rights they may have under Applicable Laws to prohibit such disclosure, including but not limited to any right of privacy.

         Section 18.2 COOPERATION. The Loan Parties, any Guarantor and any Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Article 18, including, without limitation, complying with all of the terms and conditions of that certain letter agreement, dated the date hereof, among Lender, the Loan Parties and other parties set forth therein (the "Cooperation Letter").

         Section 18.3 RESERVES/ESCROWS. In the event that Securities are issued in connection with the Loan, all funds held by Lender in escrow or pursuant to reserves in accordance with this Security Instrument or the Other Security Documents shall be deposited in eligible accounts at eligible institutions as then defined and required by the Rating Agencies.

                               Article 19 - COSTS

         Section 19.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender may impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment, substitution and termination of the Loan or any part thereof, (b) the release, substitution, acquisition or perfection of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non- disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether (i) required by law, regulation, or any governmental or quasi-governmental authority or (ii) reasonably required by Lender. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees of Lender (excluding Lender's in-house legal costs).

         Section 19.2 LEGAL FEES FOR ENFORCEMENT. (a) Borrower shall pay all reasonable legal fees (excluding Lender's in-house legal costs) incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in
Section 19.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal fees, incurred or paid by Lender in protecting its interest in the Property or in collecting, after the occurrence of an Event of Default under the Note, this Security Instrument or the Other Security Documents, any amount payable under the Note, this Security Instrument or the Other Security Documents, or in enforcing its rights hereunder with respect to the Property, whether or not any legal proceeding is commenced hereunder or thereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

                            Article 20 - DEFINITIONS

         Section 20.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the words "Applicable Laws" shall mean all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations and court orders and the word "Loan Parties" shall mean "Loan Parties and Loan Parties' respective successors and assigns," the word "Borrower" shall mean "Borrower and Borrower's successors and assigns," the word "Operating Tenant" shall mean "Operating Tenant and Operating Tenant's successors and assigns," the word "Borrower" shall mean "Borrower and Borrower's successors and assigns," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Trustee" shall mean "Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrase "legal fees" and "counsel fees" shall include any and all counsel, attorney, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise.




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




         Section 20.2 HEADINGS, ETC. The headings and captions of various Articles and Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                      Article 21 - MISCELLANEOUS PROVISIONS

         Section 21.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part any Loan Party or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 21.2 LIABILITY. The obligations of the Loan Parties hereunder shall be joint and several obligations. This Security Instrument shall be binding upon and inure to the benefit of the Loan Parties and Lender and their respective successors and assigns forever.

         Section 21.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

         Section 21.4 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 21.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 21.6 GUARANTORS AND INDEMNITORS. Lender hereby acknowledges that as of the date hereof, there are no Guarantors or Indemnitors other than Borrower, FelCor Lodging Trust Incorporated (the "REIT") and FLLP.

                  Article 22 - SPECIAL ____________ PROVISIONS

         [This section contained state-specific provisions that varied depending on the applicable state law.]

                      Article 23 - DEED OF TRUST PROVISIONS

         Section 23.1 CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this




                                       65
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Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to the Loan Parties and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

         Section 23.2 TRUSTEE'S FEES. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

         Section 23.3 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the Other Security Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable area, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

         Section 23.4 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.




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         Section 23.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from the Loan Parties by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by the Loan Parties.

         Section 23.6 SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.

                     Article 24 - OPERATING LEASE PROVISIONS

         Section 24.1 THE OPERATING LEASE. Operating Tenant shall (i) pay all rents, additional rents and other sums required to be paid by Operating Tenant, as tenant under and pursuant to the provisions of the Operating Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Operating Lease on the part of Operating Tenant, as tenant thereunder, and (iii) promptly notify Lender of the giving of any notice by Borrower to Operating Tenant of any default by Operating Tenant, as tenant thereunder, and deliver to Lender a true copy of each such notice. Operating Tenant shall not, without the prior consent of Lender, surrender the leasehold estate created by the Operating Lease or terminate or cancel the Operating Lease or modify, change, supplement, alter or amend the Operating Lease, in any respect, either orally or in writing, and if Operating Tenant shall default in the performance or observance of any term, covenant or condition of the Operating Lease on the part of Operating Tenant, as tenant thereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Operating Lease on the part of Operating Tenant to be performed or observed on behalf of Operating Tenant, to the end that the rights of Operating Tenant in, to and under the Operating Lease shall be kept unimpaired and free from default. If Borrower shall deliver to Lender a copy of any notice of default under the Operating Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. Operating Tenant shall exercise each individual option, if any, to extend or renew the term of the Operating Lease upon demand by Lender made at any time within one (1) year prior to the last day upon which any such option may be exercised, and Operating Tenant hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Operating Tenant, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

         Section 24.2 SUBLEASES. Notwithstanding anything contained in the Operating Lease to the contrary, Operating Tenant shall only sublet any portion of the Land in accordance with the terms and conditions of Section 3.8. Each such Lender-approved sublease hereafter made shall provide that, (a) in the event of the termination of the Operating Lease, the lease shall not terminate




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or be terminable by the lessee; (b) in the event of any action for the foreclosure of this Security Instrument, the lease shall not terminate or be terminable by the subtenant by reason of the termination of the Operating Lease unless the lessee is specifically named and joined in any such action and unless a judgment is obtained therein against the lessee; and (c) in the event that the Operating Lease is terminated as aforesaid, the lessee shall attorn to the lessor under the Operating Lease or to the purchaser at the sale of the Property on such foreclosure, as the case may be. In the event that any portion of the Land shall be sublet pursuant to the terms of this Subsection, such sublease shall be deemed to be included in the Property.

         Section 24.3 NO MERGER OF FEE AND LEASEHOLD ESTATES; RELEASES. So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Land and the leasehold estate therein created pursuant to the provisions of the Operating Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Operating Tenant, Borrower, or in any other person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Property, including, but not limited to, the leasehold estate created by the Operating Lease, with or without consideration, at Lender's election, without waiving or affecting any of its rights hereunder or under the Note or the Other Security Documents and any such release shall not affect Lender's rights in connection with the portion of the Property not so released.

         Section 24.4 SUBORDINATION/PURCHASE RIGHTS.

                  (a) Any option to purchase, right of first refusal to purchase, right of first refusal to lease additional space at the Property, or any similar right of Operating Tenant, whether pursuant to the Operating Lease or otherwise (collectively, the "Purchase Rights"), are and shall at all times continue to be subject and subordinate in all respects to the terms, covenants and provisions of this Security Instrument and to the lien thereof, including without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby and advances made thereunder with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Operating Lease or such other document containing any Purchase Right. Operating Tenant hereby acknowledges and agrees that its right to receive any payments pursuant to the terms of the Operating Lease is subordinate to the payment of the interest, principal and other sums due pursuant to the Note.

                  (b) Operating Tenant represents and warrants that (i) Operating Tenant is the sole owner and holder of all of the Purchase Rights; (ii) Operating Tenant has not granted or made any assignment, transfer, conveyance or other disposition of the Purchase Rights; (iii) Operating Tenant has not granted or created any lien or encumbrance of any Purchase Rights; and (iv) Operating Tenant has not exercised any Purchase Rights.

                  (c) Operating Tenant hereby agrees that so long at the Loan is outstanding, it shall not exercise any of the Purchase Rights or assign, transfer or convey all or any of the Purchase Rights.

                  (d) The Loan Parties agree to notify Lender in writing of (i) the proposed exercise of any of the Purchase Rights not less than thirty (30) days prior to the date of the exercise




                                       68
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         of any of the Purchase Rights, (ii) any notice given to Borrower with respect to exercise of any of the Purchase Rights, concurrently with the giving of such notice to Borrower, and shall include a copy of any notice given to Borrower with respect to such exercise and (iii) any proposed assignment, transfer or conveyance of all or any of the Purchase Rights, or agreement to do so, in the case of Operating Tenant, not less than thirty (30) days prior to the date of any such assignment, transfer or conveyance, and in the case of Borrower, concurrently with Borrower's receipt of any notice of such proposed assignment, transfer or conveyance.

                         [NO FURTHER TEXT ON THIS PAGE].




                                       69

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         IN WITNESS THEREOF, this Security Instrument has been executed by the
Loan Parties the day and year first above written.

                                     -----------------------------,
                                     a Delaware


                                     By:
                                             ----------------------
                                     Name:
                                             ----------------------
                                     Title:
                                             ----------------------

                                     ------------------------------,
                                     a Delaware limited liability company

                                     By:
                                             ----------------------
                                     Name:
                                             ----------------------
                                     Title:
                                             ----------------------

STATE OF NEW YORK    )
                     )       SS.:
COUNTY OF NEW YORK   )

         This instrument was acknowledged before me on the ____ day of April, 2000, by ____________________, ____________________ of ____________________, a
Delaware ____________________, [on behalf of said ___________________, which limited liability company is a general partner of and acknowledged this instrument on behalf of _________________., a Delaware limited partnership].

[SEAL]
                                  --------------------------------------------
                                  Notary Public in and for the State of ------

My Commission Expires:            Print Name of Notary Public.

                                  --------------------------------------------

STATE OF NEW YORK    )
                     :       ss:
COUNTY OF NEW YORK   )

         This instrument was acknowledged before me on the __ day of April, 2000 by ________________________, a ________________________ of ____________________,
a Delaware limited liability company, on behalf of said limited liability company.

[SEAL]                                     Notary Public in and for the State of
                                    -------

My Commission Expires:              Print Name of Notary Public.

                               -----------------------------------------------

                                    EXHIBIT A

                              (Description of Land)

         ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being.

                                    EXHIBIT B

                    COMMINGLED CASH MANAGEMENT CERTIFICATION